EXHIBIT 10.67            CORPORATE RESOLUTION TO BORROW

- --------------------------------------------------------------------------------------
PRINCIPAL  LOAN DATE  MATURITY  LOAN NO.  CALL  COLLATERAL  ACCOUNT  OFFICER  INITIALS
$500,000   03/31/95   05/01/96  04000928        9740

- --------------------------------------------------------------------------------------

REFERENCES IN THE SHADED AREA ARE FOR LENDER'S USE ONLY AND DO NOT LIMIT THE APPLICABILITY OF THIS DOCUMENT TO ANY PARTICULAR LOAN OR ITEM.

- --------------------------------------------------------------------------------
BORROWER:OPTIMUMCARE CORPORATION,             LENDER:NATIONAL BANK OF SOUTHERN
A DELAWARE CORPORATION                        CALIFORNIA NEWPORT REGIONAL OFFICE
30011 IVY GLENN DRIVE #219                    4100 NEWPORT PLACE
LAGUNA NIGUEL, CA  92677                      NEWPORT BEACH, CA  92660

- --------------------------------------------------------------------------------
I, THE UNDERSIGNED SECRETARY OR ASSISTANCE SECRETARY OF OPTIMUMCARE CORPORATION,
A DELAWARE CORPORATION (THE "CORPORATION"), HEREBY CERTIFY THAT THE CORPORATION
IS ORGANIZED AND EXISTING UNDER BY VIRTUE OF THE LAWS OF THE STATE OF DELAWARE
AS A CORPORATION FOR PROFIT, WITH ITS PRINCIPAL OFFICE AT 30011 IVY GLENN DRIVE #219, LAGUNA NIGUEL, CA 92677, AND IS DULY AUTHORIZED TO TRANSACT BUSINESS IN
THE STATE OF CALIFORNIA.

I FURTHER CERTIFY THAT AT A MEETING OF THE DIRECTORS OF THE CORPORATION (OR BY OTHER DULY AUTHORIZED CORPORATE ACTION IN LIEU OF A MEETING), DULY CALLED AND HELD ON MARCH 31, 1995, AT WHICH A QUORUM WAS PRESENT AND VOTING, THE FOLLOWING RESOLUTIONS WERE ADOPTED:

BE IT RESOLVED, THAT ANY ONE (1) OF THE FOLLOWING NAMED OFFICERS, EMPLOYEES, OR AGENTS OF THIS CORPORATION, WHOSE ACTUAL SIGNATURE IS SHOWN BELOW:

NAME                               POSITION                 ACTUAL SIGNATURE
- ----                               --------                 ----------------
EDWARD A. JOHNSON                  PRESIDENT                EDWARD A. JOHNSON

ACTING FOR AND ON BEHALF OF THIS CORPORATION AND AS ITS ACTA AND DEED BE, AND HE OR SHE HEREBY IS, AUTHORIZED AND EMPOWERED:

         BORROW MONEY. TO BORROW FROM TIME TO TIME FROM NATIONAL BANK OF SOUTHERN CALIFORNIA ("LENDER"), ON SUCH TERMS AS MAY BE AGREED UPON BETWEEN THE OFFICER, EMPLOYEE, OR AGENT AND LENDER, SUCH SUM OR SUMS OF MONEY AS IN HIS OR HER JUDGMENT SHOULD BE BORROWED; HOWEVER, NOT EXCEEDING AT ANY ONE TIME THE AMOUNT OF FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($500,000). IN ADDITION TO SUCH SUM OR SUMS OF MONEY AS MAY BE CURRENTLY BORROWED BY THE CORPORATION FROM LENDER.

         EXECUTE NOTES. TO EXECUTE AND DELIVER TO LENDER THE PROMISSORY NOTE OR NOTES OF THE CORPORATION, ON LENDER'S FORMS, AT SUCH RATES OF INTEREST AND ON SUCH TERMS AS MAY BE AGREED UPON, EVIDENCING THE SUMS OF MONEYS O BORROWED OR ANY INDEBTEDNESS OF THE CORPORATION TO LENDER, AND ALSO TO EXECUTE AND DELIVER TO LENDER ONE OR MORE RENEWALS, EXTENSIONS, MODIFICATIONS, REFINANCINGS, CONSOLIDATIONS, OR SUBSTITUTIONS FOR ONE OR MORE OF THE NOTES, OR ANY PORTION OF THE NOTES.

         GRANT SECURITY. TO MORTGAGE, PLEDGE, HYPOTHECATE, OR OTHERWISE ENCUMBER AND DELIVER TO LENDER, AS SECURITY FOR THE PAYMENT OF ANY LOANS SO OBTAINED, ANY PROMISSORY NOTES SO EXECUTED, OR ANY OTHER OR FURTHER INDEBTEDNESS OF THE

         CORPORATION TO LENDER AT ANY TIME OWING, HOWEVER THE SAME MAY BE EVIDENCED, ANY PROPERTY NOW OR HEREAFTER BELONGING TO THE CORPORATION OR IN WHICH THE CORPORATION NOW OR HEREAFTER MAY HAVE AN INTEREST, INCLUDING WITHOUT LIMITATION ALL REAL PROPERTY AND ALL PERSONAL PROPERTY OF THE CORPORATION. SUCH PROPERTY MAY BE MORTGAGED, PLEDGED, HYPOTHECATED, OR ENCUMBERED AT THE TIME SUCH LOANS ARE OBTAINED OR SUCH INDEBTEDNESS IS INCURRED, OR AT ANY OTHER TIME OR TIMES, AND MAY BE EITHER IN ADDITION TO OR IN LIEU OF ANY PROPERTY THERETOFORE MORTGAGED, PLEDGED, HYPOTHECATED, OR ENCUMBERED.

         EXECUTE SECURITY DOCUMENTS. TO EXECUTE AND DELIVER TO LENDER THE FORMS OF MORTGAGE, DEED OF TRUST, PLEDGE AGREEMENT, HYPOTHECATION AGREEMENT, AND OTHER SECURITY AGREEMENTS AND FINANCING STATEMENTS WHICH MAY BE SUBMITTED BY LENDER, AND WHICH SHALL EVIDENCE THE TERMS AND CONDITIONS UNDER AND PURSUANT TO WHICH SUCH LIENS AND ENCUMBRANCES, OR ANY OF THEM, AR GIVEN; AND ALSO TO EXECUTE AND DELIVER TO LENDER ANY OTHER WRITTEN INSTRUMENTS, ANY CHATTEL PAPER, OR ANY OTHER COLLATERAL, OF ANY KIND OR NATURE, WHICH HE OR SHE MAY IN HIS OR HER DISCRETION DEEM REASONABLY NECESSARY OR PROPER IN CONNECTION WITH OR PERTAINING TO THE GIVING OF THE LIENS AND ENCUMBRANCES.

         NEGOTIATE ITEMS. TO DRAW, ENDORSE, AND DISCOUNT WITH LENDER ALL DRAFTS, TRADE ACCEPTANCE, PROMISSORY NOTES, OR OTHER EVIDENCES OF INDEBTEDNESS PAYABLE TO OR BELONGING TO THE CORPORATION OR IN WHICH THE CORPORATION MAY HAVE AN INTEREST, AND EITHER TO RECEIVE CASH FOR THE SAME OR TO CAYUSE SUCH PROCEEDS TO BE CREDITED TO THE ACCOUNT OF THE CORPORATION WITH LENDER, OR TO CAUSE SUCH OTHER DISPOSITION OF THE PROCEEDS DERIVED THEREFROM AS THEY MAY DEEM ADVISABLE.

         FURTHER ACTS. IN THE CASE OF LINES OF CREDIT, TO DESIGNATE ADDITIONAL OR ALTERNATE INDIVIDUALS AS BEING AUTHORIZED TO REQUEST ADVANCES THEREUNDER, AND IN ALL CASES, TO DO AND PERFORM SUCH OTHER ACTS AND THINGS, TO PAY ANY AND ALL FEES AND COSTS, AND TO EXECUTE AND DELIVER SUCH OTHER DOCUMENTS AND AGREEMENTS, INCLUDING AGREEMENTS WAIVING THE RIGHT TO A TRIAL BY JURY, AS HE OR SHE MAY IN HIS OTHER DISCRETION DEEM REASONABLY NECESSARY OR PROPER IN ORDER TO CARRY INTO EFFECT THE PROVISIONS OF THESE RESOLUTIONS. T HE FOLLOWING PERSON OR PERSONS ARE AUTHORIZED TO REQUEST ADVANCES AND AUTHORIZE PAYMENTS UNDER THE LINE OF CREDIT UNTIL LENDER RECEIVES WRITTEN NOTICE OF REVOCATION OF THEIR
         AUTHORITY: EDWARD A. JOHNSON, PRESIDENT.

BE IT FURTHER RESOLVED, THAT ANY AND ALL ACTS AUTHORIZED PURSUANT TO THESE RESOLUTIONS AND PERFORMED PRIOR TO THE PASSAGE OF THESE RESOLUTIONS ARE HEREBY RATIFIED AND APPROVED, THAT THESE RESOLUTIONS SHALL REMAIN IN FULL FORCE AND EFFECT AND LENDER MAY RELY ON THESE RESOLUTIONS UNTIL WRITTEN NOTICE OF THEIR REVOCATION SHALL HAVE BEEN DELIVERED TO AN RECEIVED BY LENDER. ANY SUCH NOTICE SHALL NOT AFFECT ANY OF THE CORPORATION'S AGREEMENTS OR COMMITMENTS IN EFFECT AT THE TIME NOTICE IS GIVEN.

I FURTHER CERTIFY THAT THE OFFICER, EMPLOYEE, OR AGENT NAMED ABOVE IS DULY ELECTED, APPOINTED, OR EMPLOYED BY OR FOR THE CORPORATION, AS THE CASE MAY BE AND OCCUPIES THE POSITION SET OPPOSITE THE NAME; THAT HE FOREGOING RESOLUTIONS NOW STAND OF RECORD ON THE BOOKS OF THE CORPORATION; AND THAT THE RESOLUTIONS ARE IN FULL FORCE AND EFFECT AND HAVE NOT BEEN MODIFIED OR REVOKED IN ANY MANNER WHATSOEVER.

IN TESTIMONY WHEREOF, I HAVE THEREUNTO SET MY HAND AFFIXED THE SEAL OF THE CORPORATION ON MARCH 31, 1995 AND ATTEST THAT THE SIGNATURES SET OPPOSITE THE NAMES LISTED ABOVE ARE THEIR GENUINE SIGNATURES.


CERTIFIED TO AND ATTESTED BY:

XRANDY GLICKSMAN                             X
 -------------------------------              -------------------------------
SECRETARY OR ASSISTANT SECRETARY

CORPORATE SEAL

NOTE: IN CASE THE SECRETARY OR OTHER CERTIFYING OFFICER IS DESIGNATED BY THE FOREGOING RESOLUTIONS AS ONE OF THE SIGNING OFFICERS, THIS CERTIFICATE SHOULD ALSO BE SIGNED BY A SECOND OFFICER OR DIRECTOR OF THE CORPORATION.

                         AGREEMENT TO PROVIDE INSURANCE

- --------------------------------------------------------------------------------------
PRINCIPAL  LOAN DATE  MATURITY  LOAN NO.  CALL  COLLATERAL  ACCOUNT  OFFICER  INITIALS
$500,000   03/31/95   05/01/96  04000928        9740

- --------------------------------------------------------------------------------------

REFERENCES IN THE SHADED AREA ARE FOR LENDER'S USE ONLY AND DO NOT LIMIT THE APPLICABILITY OF THIS DOCUMENT TO ANY PARTICULAR LOAN OR ITEM.

- --------------------------------------------------------------------------------
BORROWER:OPTIMUMCARE CORPORATION,             LENDER:NATIONAL BANK OF SOUTHERN
A DELAWARE CORPORATION                        CALIFORNIA NEWPORT REGIONAL OFFICE
30011 IVY GLENN DRIVE #219                    4100 NEWPORT PLACE
LAGUNA NIGUEL, CA  92677                      NEWPORT BEACH, CA  92660

- --------------------------------------------------------------------------------

INSURANCE REQUIREMENTS: OPTIMUMCARE CORPORATION, A DELAWARE CORPORATION ("GRANTOR") UNDERSTANDS THAT INSURANCE COVERAGE IS REQUIRED IN CONNECTION WITH THE EXTENDING OF A LOAN OR THE PROVIDING OF OTHER FINANCIAL ACCOMMODATIONS TO GRANTOR BY LENDER. THESE REQUIREMENTS ARE SET FORTH IN THE SECURITY DOCUMENTS. THE FOLLOWING MINIMUM INSURANCE COVERAGES MUST BE PROVIDED ON THE FOLLOWING DESCRIBED COLLATERAL (THE "COLLATERAL"):

COLLATERAL:   ALL INVENTORY, EQUIPMENT AND FIXTURES.
              TYPE.  ALL RISKS, INCLUDING FIRE, THEFT AND LIABILITY.
              AMOUNT.  FULL INSURABLE VALUE.
              BASIS.  REPLACEMENT VALUE.
              ENDORSEMENTS.  LENDER'S LOSS PAYABLE CLAUSE WITH STIPULATION THAT
              COVERAGE WILL NOT BE CANCELED OR DIMINISHED WITHOUT A MINIMUM OF
              TEN (10) DAYS' PRIOR WRITTEN NOTICE TO LENDER.

INSURANCE COMPANY. GRANTOR MAY OBTAIN INSURANCES FROM ANY INSURANCE COMPANY GRANTOR MAY CHOOSE THAT IS REASONABLY ACCEPTABLE TO LENDER. GRANTOR UNDERSTANDS THAT CREDIT MAY NOT BE DENIED SOLELY BECAUSE INSURANCE WAS NOT PURCHASED THROUGH LENDER.

FAILURE TO PROVIDE INSURANCE. GRANTOR AGREES TO DELIVER TO LENDER, THIRTY (30) DAYS FROM THE DATE OF THIS AGREEMENT, EVIDENCE OF THE REQUIRED INSURANCE AS PROVIDED ABLE, WITH AN EFFECTIVE DATE OF MARCH 31, 1995, OR EARLIER. GRANTOR ACKNOWLEDGES AND AGREES THAT IF GRANTOR FAILS TO PROVIDE ANY REQUIRED INSURANCE OR FAILS TO CONTINUE SUCH INSURANCE IN FORCE, LENDER MAY DO SO AT GRANTOR'S EXPENSE AS PROVIDED IN THE APPLICABLE SECURITY DOCUMENT. THE COST OF ANY SUCH INSURANCE, AT THE OPTION OF LENDER, SHALL BE PAYABLE ON DEMAND OR SHALL BE ADDED TO THE INDEBTEDNESS AS PROVIDED IN THE SECURITY DOCUMENT. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO THE BALANCE OF THE LOAN; HOWEVER, GRANTOR'S EQUITY INT HE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION. FOR PURPOSES OF INSURANCE COVERAGE ON THE COLLATERAL, GRANTOR AUTHORIZES LENDER TO PROVIDE TO ANY PERSON (INCLUDING ANY INSURANCE AGENT OR COMPANY) ALL INFORMATION LENDER DEEMS APPROPRIATE, WHETHER REGARDING THE COLLATERAL, THE LOAN OR OTHER FINANCIAL ACCOMMODATIONS, OR BOTH.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED MARCH 31, 1995.




GRANTOR:

OPTIMUMCARE CORPORATION, A DELAWARE CORPORATION

BY: EDWARD A. JOHNSON
    ----------------------------
    EDWARD A. JOHNSON, PRESIDENT


- --------------------------------------------------------------------------------
                               FOR LENDER USE ONLY
DATE:                          INSURANCE VERIFICATION     PHONE:
     -------------------                                        ----------------
AGENT'S NAME:
             -------------------------------------------------------------------
INSURANCE COMPANY:
                  --------------------------------------------------------------
POLICY NUMBER:
              ------------------------------------------------------------------
EFFECTIVE DATES:
                ----------------------------------------------------------------
COMMENTS:
         -----------------------------------------------------------------------

- --------------------------------------------------------------------------------

                        NOTICE OF INSURANCE REQUIREMENTS

- --------------------------------------------------------------------------------------
PRINCIPAL  LOAN DATE  MATURITY  LOAN NO.  CALL  COLLATERAL  ACCOUNT  OFFICER  INITIALS
$500,000   03/31/95   05/01/96  04000928        9740

- --------------------------------------------------------------------------------------

REFERENCES IN THE SHADED AREA ARE FOR LENDER'S USE ONLY AND DO NOT LIMIT THE APPLICABILITY OF THIS DOCUMENT TO ANY PARTICULAR LOAN OR ITEM.

- --------------------------------------------------------------------------------
BORROWER:OPTIMUMCARE CORPORATION,             LENDER:NATIONAL BANK OF SOUTHERN
A DELAWARE CORPORATION                        CALIFORNIA NEWPORT REGIONAL OFFICE
30011 IVY GLENN DRIVE #219                    4100 NEWPORT PLACE
LAGUNA NIGUEL, CA  92677                      NEWPORT BEACH, CA  92660

- --------------------------------------------------------------------------------
TO:                                           DATE: MARCH 31, 1995
   ----------------------------------               --------------------


DEAR INSURANCE AGENT:

OPTIMUMCARE CORPORATION, A DELAWARE CORPORATION ("BORROWER") IS OBTAINING A LOAN FROM NATIONAL BANK OF SOUTHERN CALIFORNIA. PLEASE END APPROPRIATE EVIDENCE OF INSURANCE TO NATIONAL BANK OF SOUTHERN CALIFORNIA, TOGETHER WITH THE REQUESTED ENDORSEMENTS, ON THE FOLLOWING PROPERTY, WHICH BORROWER IS GIVING AS SECURITY FOR THE LOAN.

COLLATERAL:    ALL INVENTORY, EQUIPMENT AND FIXTURES.
               TYPE.  ALL RISKS, INCLUDING FIRE, THEFT AND LIABILITY.
               AMOUNT.  FULL INSURABLE VALUE.
               BASIS.  REPLACEMENT VALUE.
               ENDORSEMENTS.  LENDER'S LOSS PAYABLE CLAUSE WITH STIPULATION THAT
               COVERAGE WILL NOT BE CANCELED OR DIMINISHED WITHOUT A MINIMUM OF
               TEN (10) DAYS' PRIOR WRITTEN NOTICE TO LENDER.

BORROWER:

OPTIMUMCARE CORPORATION, A DELAWARE CORPORATION

BY:  EDWARD A. JOHNSON
     ---------------------------------------
     EDWARD A. JOHNSON, PRESIDENT



MAIL TO:
             NATIONAL BANK OF SOUTHERN CALIFORNIA
             4100 NEWPORT PLACE
             NEWPORT BEACH, CA  92660

                          COMMERCIAL SECURITY AGREEMENT

- --------------------------------------------------------------------------------------
PRINCIPAL  LOAN DATE  MATURITY  LOAN NO.  CALL  COLLATERAL  ACCOUNT  OFFICER  INITIALS
$500,000   03/31/95   05/01/96  04000928        9740

- --------------------------------------------------------------------------------------

REFERENCES IN THE SHADED AREA ARE FOR LENDER'S USE ONLY AND DO NOT LIMIT THE APPLICABILITY OF THIS DOCUMENT TO ANY PARTICULAR LOAN OR ITEM.

- --------------------------------------------------------------------------------
BORROWER:OPTIMUMCARE CORPORATION,           LENDER:NATIONAL BANK OF SOUTHERN
A DELAWARE CORPORATION                      CALIFORNIA NEWPORT REGIONAL OFFICE
30011 IVY GLENN DRIVE #219                  4100 NEWPORT PLACE
LAGUNA NIGUEL, CA  92677                    NEWPORT BEACH, CA  92660

- --------------------------------------------------------------------------------

THIS COMMERCIAL SECURITY AGREEMENT IS ENTERED INTO BETWEEN OPTIMUMCARE CORPORATION, A DELAWARE CORPORATION (REFERRED TO BELOW AS "GRANTOR"); AND NATIONAL BANK OF SOUTHERN CALIFORNIA (REFERRED TO BELOW AS "LENDER"). FOR VALUABLE CONSIDERATION, GRANTOR GRANTS TO LENDER A SECURITY INTEREST IN THE COLLATERAL TO SECURE THE INDEBTEDNESS AND AGREES THAT LENDER SHALL HAVE THE RIGHTS STATED IN THIS AGREEMENT WITH RESPECT TO THE COLLATERAL, IN ADDITION TO ALL OTHER RIGHTS WHICH LENDER MAY HAVE BY LAW.

DEFINITIONS. THE FOLLOWING WORDS SHALL HAVE THE FOLLOWING MEANINGS WHEN USED IN THIS AGREEMENT. TERMS NOT OTHERWISE DEFINED IN THIS AGREEMENT SHALL HAVE THE EARNINGS ATTRIBUTED TO SUCH TERMS IN THE UNIFORM COMMERCIAL CODE. ALL REFERENCES TO DOLLAR AMOUNTS SHALL MEAN AMOUNTS IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA.

         AGREEMENT. THE WORD "AGREEMENT' MEANS THIS COMMERCIAL SECURITY AGREEMENT, AS THIS COMMERCIAL SECURITY AGREEMENT MAY BE AMENDED OR MODIFIED FROM TIME TO TIME, TOGETHER WITH ALL EXHIBITS AND SCHEDULES ATTACHED TO THIS COMMERCIAL SECURITY AGREEMENT FROM TIME TO TIME.

         COLLATERAL. THE WORD "COLLATERAL" MEANS THE FOLLOWING DESCRIBED PROPERTY OF GRANTOR, WHETHER NOW OWNED OR HEREAFTER ACQUIRED, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHEREVER LOCATED:

         ALL INVENTORY, CHATTEL PAPER, ACCOUNT, CONTRACT RIGHTS, EQUIPMENT, GENERAL INTANGIBLES AND FIXTURES.

IN ADDITION, THE WORD "COLLATERAL" INCLUDES ALL THE FOLLOWING, WHETHER NOW OWNED OR HEREAFTER ACQUIRED, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHEREVER
LOCATED:

ALL INVENTORY, CHATTEL PAPER, ACCOUNTS, CONTRACT RIGHTS, EQUIPMENT, GENERAL INTANGIBLES AND FIXTURES

IN ADDITION, THE WORD "COLLATERAL" INCLUDES ALL THE FOLLOWING, WHETHER NOW OWNED OR HEREAFTER ACQUIRED, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHEREVER
LOCATED:

(A) ALL ATTACHMENTS, ACCESSIONS, TOOLS, PARTS, SUPPLIES, INCREASES, AND ADDITIONS TO AND ALL REPLACEMENTS OF ALL SUBSTITUTIONS FOR ANY PROPERTY DESCRIBED ABOVE.

(B) ALL PRODUCTS AND PRODUCE OF ANY OF THE PROPERTY DESCRIBED IN THIS COLLATERAL SECTION.

(C) ALL ACCOUNTS, CONTRACT RIGHTS, GENERAL INTANGIBLES, INSTRUMENTS, RENTS, MONIES, PAYMENTS, AND ALL OTHER RIGHTS, ARISING OUT OF A SALE, LEASE, OR OTHER DISPOSITION OF ANY OF THE PROPERTY DESCRIBED IN THIS COLLATERAL SECTION.

(D) ALL PROCEEDS (INCLUDING PROCEEDS) FROM THE SALE, DESTRUCTION, LOSS, OR OTHER DISPOSITION OF ANY OF THE PROPERTY DESCRIBED IN THIS COLLATERAL SECTION.

(E) ALL RECORDS AND DATA TO ANY OF THE PROPERTY DESCRIBED IN THIS COLLATERAL SECTION, WHETHER IN THE FORM OF A WRITING, PHOTOGRAPH, MICROFILM, MICROFICHE, OR ELECTRONIC MEDIA, TOGETHER WITH ALL OF GRANTOR'S RIGHT, TITLE, AND INTEREST IN AND TO ALL COMPUTER SOFTWARE REQUIRED UTILIZED, CREATE, MAINTAIN, AND PROCESS ANY SUCH RECORDS OR DATA ON ELECTRONIC MEDIA.

EVENT OF DEFAULT.   THE WORDS "EVENT OF DEFAULT" MEAN AND INCLUDE WITHOUT
LIMITATION ANY OF THE EVENTS OF DEFAULT SET FORTH BELOW IN THE SECTION TITLED "EVENTS OF DEFAULT".

GRANTOR. THE WORD "GRANTOR" MEANS OPTIMUMCARE CORPORATION, A DELAWARE CORPORATION, ITS SUCCESSORS AND ASSIGNS.

GUARANTOR. THE WORD "GUARANTOR" MEANS AND INCLUDES WITHOUT LIMITATION EACH AND ALL THE

INDEBTEDNESS. THE WORK "INDEBTEDNESS" MEANS THE INDEBTEDNESS EVIDENCED BY THE NOTE, INCLUDING ALL PRINCIPAL AND INTEREST, TOGETHER WITH ALL OTHER INDEBTEDNESS AND COSTS AND EXPENSES FOR WHICH GRANTOR IS RESPONSIBLE UNDER THIS AGREEMENT OR UNDER ANY OF THE RELATED DOCUMENTS.

LENDER. THE WORD "LENDER" MEANS NATIONAL BANK OF SOUTHERN CALIFORNIA, ITS SUCCESSORS AND ASSIGNS.

NOTE. THE WORD "NOTE" MEANS THE NOTE OR CREDIT AGREEMENT DATED MARCH 31, 1995, IN THE PRINCIPAL AMOUNT OF $500,000.00 FROM GRANTOR TO LENDER, TOGETHER WITH ALL RENEWALS OF, EXTENSIONS OF, MODIFICATIONS OF, REFINANCINGS OF, CONSOLIDATIONS OF AND SUBSTITUTIONS FOR THE NOTE OR CREDIT AGREEMENT.

RELATED DOCUMENTS. THE WORDS "RELATED DOCUMENTS" MEANS AND INCLUDE WITHOUT LIMITATION ALL PROMISSORY NOTES, CREDIT AGREEMENTS LOAN AGREEMENTS, ENVIRONMENTAL AGREEMENTS, GUARANTIES, SECURITY AGREEMENTS, MORTGAGES, DEEDS OF TRUSTS, AND ALL OTHER INSTRUMENTS, AGREEMENTS AND DOCUMENTS, WHETHER NOW OR HEREAFTER EXISTING, EXECUTED IN CONNECTION WITH THE INDEBTEDNESS.

DEPOSIT ACCOUNTS. GRANTOR HEREBY GRANTS LENDER A CONTRACTUAL POSSESSORY SECURITY INTEREST IN AND HEREBY ASSIGNS, CONVEYS, DELIVER, PLEDGES, AND TRANSFERS ALL OF GRANTOR'S RIGHT, TITLE AND INTEREST IN AN TO GRANTOR'S ACCOUNTS WITH LENDER WHETHER CHECKING, SAVINGS, OR SOME OTHER ACCOUNT), INCLUDING ALL ACCOUNTS HELD JOINTLY WITH SOMEONE ELSE AND ALL ACCOUNTS GRANTOR MAY OPEN IN THE FUTURE, EXCLUDING HOWEVER ALL IRS, KEOGH, AND TRUST ACCOUNTS.

OBLIGATIONS OF GRANTOR.  GRANTOR WARRANTS AND COVENANTS TO LENDER AS FOLLOWS:

         PERFECTION OF SECURITY INTEREST. GRANTOR AGREES TO EXECUTE SUCH FINANCING STATEMENTS AND TO TAKE WHATEVER OTHER ACTIONS ARE REQUESTED BY LENDER TO

         PERFECT AND CONTINUE LENDER'S SECURITY INTEREST IN THE COLLATERAL. UPON REQUEST OF LENDER, GRANTOR WILL DELIVER TO LENDER ANY AND ALL OF THE DOCUMENTS EVIDENCING OR CONSTITUTING THE COLLATERAL, AND GRANTOR WILL NOTE LENDER'S INTEREST UPON ANY AND ALL CHATTEL PAPER IF NOT DELIVERED TO LENDER FOR POSSESSION BY LENDER. GRANTOR HEREBY APPOINTS LENDER AS ITS IRREVOCABLE ATTORNEY-IN-FACT FOR THE PURPOSE OF EXECUTING ANY DOCUMENTS NECESSARY TO PERFECT OR TO CONTINUE THE SECURITY INTEREST GRANTED IN THIS AGREEMENT. LENDER MAY AT ANY TIME, AND WITHOUT FURTHER AUTHORIZATION FROM GRANTOR, FILE A CARBON, PHOTOGRAPHIC OR OTHER REPRODUCTION OF ANY FINANCING STATEMENT OR OF THIS AGREEMENT FOR USE AS A FINANCING STATEMENT. GRANTOR WILL REIMBURSE LENDER FOR ALL EXPENSES FOR THE PERFECTION AND THE CONTINUATION OF THE PERFECTION OF LENDER'S SECURITY INTEREST IN THE COLLATERAL. GRANTOR PROMPTLY WILL NOTIFY LENDER BEFORE ANY CHANGE IN GRANTOR'S NAME INCLUDING ANY CHANGE TO THE ASSUMED BUSINESS NAMES OF GRANTOR.

NO VIOLATION. THE EXECUTION AND DELIVERY OF THIS AGREEMENT WILL NOT VIOLATE ANY LAW OR AGREEMENT GOVERNING GRANTOR OR TO WHICH GRANTOR IS A PARTY, AND ITS CERTIFICATE OR ARTICLES OF INCORPORATION AND BYLAWS DO NOT PROHIBIT ANY TERM OR CONDITION OF THIS AGREEMENT.

ENFORCEABILITY OF COLLATERAL. TO THE EXTENT THE COLLATERAL CONSISTS OF ACCOUNTS, CONTRACT RIGHTS, CHATTEL PAPER, OR GENERAL INTANGIBLES, THE COLLATERAL IS ENFORCEABLE IN ACCORDANCE WITH ITS TERMS, IS GENUINE, AND COMPLIES WITH APPLICABLE LAWS CONCERNING FORM, CONTENT AND MANNER OF PREPARATION AND EXECUTION, AND ALL PERSONS APPEARING TO BE OBLIGATED ONT HE COLLATERAL HAVE AUTHORITY AND CAPACITY TO CONTRACT AND ARE IN FACT OBLIGATED AS THEY APPEAR TO BE ON THE COLLATERAL. AT THE TIME ANY ACCOUNT BECOMES SUBJECT TO A SECURITY INTEREST IN FAVOR OF LENDER, THE ACCOUNT SHALL BE A GOOD AND VALID ACCOUNT REPRESENTING AN UNDISPUTED, BONA FIDE INDEBTEDNESS INCURRED BY THE ACCOUNT DEBTOR, FOR MERCHANDISE HELD SUBJECT TO DELIVERY INSTRUCTIONS OR THERETOFORE SHIPPED OR DELIVERED PURSUANT TO A CONTRACT OF SALE, OR FOR SERVICES THERETOFORE PERFORMED BY GRANTOR WITH OR FOR THE ACCOUNT DEBTOR; THERE SHALL BE NO SETOFFS OR COUNTERCLAIMS AGAINST ANY SUCH ACCOUNT; AND NO AGREEMENT UNDER WHICH ANY DEDUCTIONS OR DISCOUNTS MAY BE CLAIMED SHALL HAVE BEEN MADE WITH THE ACCOUNT DEBTOR EXCEPT THOSE DISCLOSED TO LENDER IN WRITING.

LOCATION OF THE COLLATERAL. GRANTOR, UPON REQUEST OF LENDER, WILL DELIVERY TO LENDER IN FORM SATISFACTORY TO LENDER A SCHEDULE OF REAL PROPERTIES AND COLLATERAL LOCATIONS RELATING TO GRANTOR'S OPERATIONS, INCLUDING WITHOUT LIMITATION THE FOLLOWING: (A) ALL REAL PROPERTY OWNED OR BEING PURCHASED BY GRANTOR; (B) ALL REAL PROPERTY BEING RENTED OR LEASED BY GRANTOR; (C) ALL STORAGE FACILITIES OWNED, RENTED, LEASED, OR BEING USED BY GRANTOR, AND (D) ALL OTHER PROPERTIES WHERE COLLATERAL IS OR MAY BE LOCATED. EXCEPT IN THE ORDINARY COURSE OF ITS BUSINESS, GRANTOR SHALL NOT REMOVE THE COLLATERAL FROM ITS EXISTING LOCATIONS WITHOUT THE PRIOR WRITTEN CONSENT OF LENDER.

REMOVAL OF COLLATERAL. GRANTOR SHALL KEEP THE COLLATERAL (OR TO THE EXTENT THE COLLATERAL CONSISTS OF INTANGIBLE PROPERTY SUCH AS ACCOUNTS, THE RECORDS CONCERNING THE COLLATERAL) AT GRANTOR'S ADDRESS SHOWN ABOVE OR AT SUCH OTHER LOCATIONS AS ARE ACCEPTABLE TO LENDER. EXCEPT IN THE ORDINARY COURSE OF ITS BUSINESS, INCLUDING THE SALES OF INVENTORY, GRANTOR SHALL NOT REMOVE THE COLLATERAL FROM ITS EXISTING LOCATIONS WITHOUT THE PRIOR WRITTEN CONSENT OF LENDER. TO THE EXTENT THAT THE COLLATERAL CONSISTS OF VEHICLES, OR OTHER TITLED PROPERTY, GRANTOR SHALL NOT TAKE OR PERMIT ANY ACTION WHICH WOULD REQUIRE

APPLICATION FOR CERTIFICATES OF TITLE FOR THE VEHICLES OUTSIDE THE STATE OF CALIFORNIA, WITHOUT PRIOR WRITTEN CONSENT OF LENDER.

TRANSACTIONS INVOLVING COLLATERAL. EXCEPT FOR INVENTORY SOLD OR ACCOUNTS COLLECTED IN THE ORDINARY COURSE OF GRANTOR'S BUSINESS, GRANTOR SHALL NOT SELL, OFFER TO SELL, OR OTHERWISE TRANSFER OR DISPOSE OF THE COLLATERAL. WHILE GRANTOR IS NOT IN DEFAULT UNDER THIS AGREEMENT, GRANTOR MAY SELL INVENTORY, BUT ONLY IN THE ORDINARY COURSE OF ITS BUSINESS AND ONLY TO BUYERS WHO QUALIFY AS A BUYER IN THE ORDINARY COURSE OF BUSINESS. A SALE IN THE ORDINARY COURSE OF GRANTOR'S BUSINESS DOES NOT INCLUDE A TRANSFER IN PARTIAL OR TOTAL SATISFACTION OF A DEBT OR ANY BULK SALE. GRANTOR SHALL NOT PLEDGE, MORTGAGE, ENCUMBER OR OTHERWISE PERMIT THE COLLATERAL TO BE SUBJECT TO ANY LIEN, SECURITY INTEREST, ENCUMBRANCE, OR CHARGE, OTHER THAN SECURITY INTEREST PROVIDED FOR IN THIS AGREEMENT, WITHOUT THE PRIOR WRITTEN CONSENT OF LENDER. THIS INCLUDES SECURITY INTERESTS EVEN IF JUNIOR IN RIGHT TO THE SECURITY INTERESTS GRANTED UNDER THIS AGREEMENT. UNLESS WAIVED BY LENDER, ALL PROCEEDS FROM ANY DISPOSITION OF THE COLLATERAL (FOR WHATEVER REASON) SHALL BE HELD IN TRUST FOR LENDER AND SHALL NOT BE COMMINGLED WITH ANY OTHER FUNDS; PROVIDED HOWEVER,THIS REQUIREMENT SHALL NOT CONSTITUTE CONSENT BY LENDER TO ANY SALE OR OTHER DISPOSITION. UPON RECEIPT, GRANTOR SHALL IMMEDIATELY DELIVER ANY SUCH PROCEEDS TO LENDER.

TITLE. GRANTOR REPRESENTS AND WARRANTS TO LENDER THAT IT HOLDS GOOD AND MARKETABLE TITLE TO THE COLLATERAL, FREE AND CLEAR OF ALL LIENS AND ENCUMBRANCES EXCEPT FOR THE LIEN OF THIS AGREEMENT. NO FINANCING STATEMENT CONCERNING ANY OF THE COLLATERAL IS ON FILE IN ANY PUBLIC OFFICE OTHER THAN THOSE WHICH REFLECT THE SECURITY INTEREST CREATED BY THIS AGREEMENT OR TO WHICH LENDER HAS SPECIFICALLY CONSENTED. GRANTOR SHALL DEFEND LENDER'S RIGHTS INT HE COLLATERAL AGAINST THE CLAIMS AND DEMANDS OF ALL OTHER PERSONS.

COLLATERAL SCHEDULES AND LOCATIONS. AS OFTEN AS LENDER SHALL REQUIRE, AND INSOFAR AS THE COLLATERAL CONSISTS OF ACCOUNTS AND GENERAL INTANGIBLES, GRANTOR SHALL DELIVER TO LENDER SCHEDULES OF SUCH COLLATERAL, INCLUDING SUCH INFORMATION AS LENDER MAY REQUIRE, INCLUDING WITHOUT LIMITATION NAMES AND ADDRESSES OF ACCOUNT DEBTORS AND AGINGS OF ACCOUNTS AND GENERAL INTANGIBLES. INSOFAR AS THE COLLATERAL CONSISTS OF INVENTORY AND EQUIPMENT, GRANTOR SHALL DELIVER TO LENDER, AS OFTEN AS LENDER SHALL REQUIRE, SUCH LISTS, DESCRIPTIONS, AND DESIGNATIONS OF SUCH COLLATERAL AS LENDER MAY REQUIRE TO IDENTIFY THE NATURE, EXTENT, AND LOCATION OF SUCH COLLATERAL. SUCH INFORMATION SHALL BE SUBMITTED FOR GRANTOR AND EACH OF ITS SUBSIDIARIES OR RELATED COMPANIES.

MAINTENANCE AND INSPECTION OF COLLATERAL. GRANTOR SHALL MAINTAIN ALL TANGIBLE COLLATERAL IN GOOD CONDITION AND REPAIR. GRANTOR WILL NOT COMMIT OR PERMIT DAMAGE TO OR DESTRUCTION OF THE COLLATERAL OR ANY PART OF THE COLLATERAL. LENDER AND ITS DESIGNATED REPRESENTATIVES AND AGENTS SHALL HAVE THE RIGHT AT ALL REASONABLE TIMES TO EXAMINE, INSPECT, AND AUDIT THE COLLATERAL WHEREVER LOCATED. GRANTOR SHALL IMMEDIATELY NOTIFY LENDER OF ALL CASES INVOLVING THE RETURN, REJECTION, REPOSSESSION, LOSS OR DAMAGE OF OR TO ANY COLLATERAL; OF ANY REQUEST FOR CREDIT OR ADJUSTMENT OR OF ANY OTHER DISPUTE ARISING WITH RESPECT TO THE COLLATERAL; AND GENERALLY OF ALL HAPPENINGS AND EVENTS AFFECTING THE COLLATERAL OR THE VALUE OR THE AMOUNT OF THE COLLATERAL.

TAXES, ASSESSMENTS AND LIENS. GRANTOR WILL PAY WHEN DUE ALL TAXES, ASSESSMENTS AND LIENS UPON THE COLLATERAL, ITS USE OR OPERATIONS, UPON THIS AGREEMENT, UPON ANY PROMISSORY NOTE OR NOTES EVIDENCING THE INDEBTEDNESS, OR UPON ANY OF THE

OTHER RELATED DOCUMENTS. GRANTOR MAY WITHHOLD ANY SUCH PAYMENT OR MAY ELECT TO CONTEST ANY LIEN IF GRANTOR IS IN GOOD FAITH CONDUCTING AN APPROPRIATE PROCEEDING TO CONTEST THE OBLIGATION TO PAY AND SO LONG AS LENDER'S INTEREST IN THE COLLATERAL IS NOT JEOPARDIZED IN LENDER'S SOLE OPINION. IF THE COLLATERAL IS SUBJECTED TO A LIEN WHICH IS NOT DISCHARGED WITHIN FIFTEEN (15) DAYS, GRANTOR SHALL DEPOSIT WITH LENDER CASH, A SUFFICIENT CORPORATE SURELY BOND OR OTHER SECURITY SATISFACTORY TO LENDER IN AN AMOUNT ADEQUATE TO PROVIDE FOR THE DISCHARGE OF THE LIEN PLUS ANY INTEREST COSTS, ATTORNEYS' FEES OR OTHER CHARGES THAT COULD ACCRUE AS A RESULT OF FORECLOSURE OR SALE OF THE COLLATERAL. IN ANY CONTEST GRANTOR SHALL DEFEND ITSELF AND LENDER AND SHALL SATISFY ANY FINAL ADVERSE JUDGMENT BEFORE ENFORCEMENT AGAINST THE COLLATERAL. GRANTOR SHALL NAME LENDER AS AN ADDITIONAL OBLIGEE UNDER ANY SURETY BOND FURNISHED IN THE CONTEST PROCEEDINGS.

COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. GRANTOR SHALL COMPLY PROMPTLY WITH ALL LAWS, ORDINANCES, RULES AND REGULATIONS OF ALL GOVERNMENTAL AUTHORITIES, NOW OR HEREAFTER IN EFFECT, APPLICABLE TO THE OWNERSHIP, PRODUCTION, DISPOSITION, OR USE OF THE COLLATERAL. GRANTOR MAY CONTEST IN GOOD FAITH ANY SUCH LAW, ORDINANCE OR REGULATION AND WITHHOLD COMPLIANCE DURING ANY PROCEEDING, INCLUDING APPROPRIATE APPEALS, SO LONG AS LENDER'S INTEREST INT HE COLLATERAL IN LENDER'S OPINION, IS NOT JEOPARDIZED.

HAZARDOUS SUBSTANCES. GRANTOR REPRESENTS AND WARRANTS THAT THE COLLATERAL NEVER HAS BEEN, AND NEVER WILL BE SO LONG AS THIS AGREEMENT REMAINS A LIEN ON THE COLLATERAL, USED FOR THE GENERATION, MANUFACTURE, STORAGE, TRANSPORTATION, TREATMENT, DISPOSAL, RELEASE OR THREATENED RELEASE OF ANY HAZARDOUS WASTE OR SUBSTANCE, AS THOSE TERMS ARE DEFINED IN THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION, AND LIABILITY ACT OF 1980, AS AMENDED, 42 U.S.C. SECTION 9601, ET SEQ. ("CERCLA"), THE SUPERFUND AMENDMENTS AND REAUTHORIZATION ACT OF 1986. PUB. L. NO. 99-499 ("SARA") THE HAZARDOUS MATERIALS TRANSPORTATION ACT, 49 U.S.C. SECTION 1801, ET SEQ. THE RESOURCE CONSERVATION AND RECOVERY ACT 49 U.S.C. SECTION 6901, ET SEQ. CHAPTERS 6.5 THROUGH 7.7 OF DIVISION 20 OF THE CALIFORNIA HEALTH AND SAFETY CODE, SECTION 25100, ET SEQ. OR OTHER APPLICABLE STATE OR FEDERAL LAWS, RULES, OR REGULATIONS ADOPTED PURSUANT TO ANY OF THE FOREGOING. THE TERMS "HAZARDOUS WASTE" AND "HAZARDOUS SUBSTANCE" SHALL ALSO INCLUDE, WITHOUT LIMITATION, PETROLEUM AND PETROLEUM BY-PRODUCTS OR ANY FRACTION THEREOF AND ASBESTOS. THE REPRESENTATIONS AND WARRANTIES CONTAINED HEREIN ARE BASED ON GRANTOR'S DUE DILIGENCE IN INVESTIGATING THE COLLATERAL FOR HAZARDOUS WASTES AND SUBSTANCES. GRANTOR HEREBY (A) RELEASES AND WAIVES ANY FUTURE CLAIMS AGAINST LENDER FOR INDEMNITY OR CONTRIBUTION IN THE EVENT GRANTOR BECOMES LIABLE FOR CLEANUP OR OTHER COSTS UNDER ANY SUCH LAWS, AND (B) AGREES TO INDEMNIFY AND HOLD HARMLESS LENDER AGAINST ANY AND ALL CLAIMS AND LOSSES RESULTING FROM A BREACH OF THIS PROVISION OF THIS AGREEMENT. THIS OBLIGATION TO INDEMNIFY SHALL SURVIVE THE PAYMENT OF THE INDEBTEDNESS AND THE SATISFACTION OF THIS AGREEMENT.

MAINTENANCE OF CASUALTY INSURANCE. GRANTOR SHALL PROCURE AND MAINTAIN ALL RISKS INSURANCE, INCLUDING WITHOUT LIMITATION FIRE, THEFT AND LIABILITY COVERAGE TOGETHER WITH SUCH OTHER INSURANCE AS LENDER MAY REQUIRE WITH RESPECT TO THE COLLATERAL, IN FORM, AMOUNTS, COVERAGES AND BASIS REASONABLY ACCEPTABLE TO LENDER AND ISSUED BY A COMPANY OR COMPANIES REASONABLY ACCEPTABLE TO LENDER. GRANTOR, UPON REQUEST OF LENDER, WILL DELIVER TO LENDER FROM TIME TO TIME THE POLICIES OR CERTIFICATES OF INSURANCE INFORM SATISFACTORY TO LENDER, INCLUDING STIPULATIONS THAT COVERAGES WILL NOT BE CANCELED OR DIMINISHED WITHOUT AT LEAST TEN (10) DAYS' PRIOR WRITTEN NOTICE TO LENDER AND NOT INCLUDING ANY DISCLAIMER OF THE INSURER'S

LIABILITY FOR FAILURE TO GIVE SUCH A NOTICE. EACH INSURANCE POLICY ALSO SHALL INCLUDE AN ENDORSEMENT PROVIDING THAT COVERAGE IN FAVOR OF LENDER WILL NOT BE IMPAIRED IN ANY WAY BY ANY ACT, OMISSION OR DEFAULT OF GRANTOR OR ANY OTHER PERSON. IN CONNECTION WITH ALL POLICIES COVERING ASSETS IN WHICH LENDER HOLDS OR IS OFFERED A SECURITY INTEREST, GRANTOR WILL PROVIDE LENDER WITH SUCH LOSS PAYABLE OR OTHER ENDORSEMENTS AS LENDER MAY REQUIRE. IF GRANTOR AT ANY TIME FAILS TO OBTAIN OR MAINTAIN ANY INSURANCE AS REQUIRED UNDER THIS AGREEMENT, LENDER MAY (BUT SHALL NOT BE OBLIGATED TO) OBTAIN SUCH INSURANCE AS LENDER DEEMS APPROPRIATE, INCLUDING IF IT SO CHOOSES "SINGLE INTEREST INSURANCES", WHICH WILL COVER ONLY LENDER'S INTEREST IN THE COLLATERAL.

APPLICATION OF INSURANCE PROCEEDS. GRANTOR SHALL PROMPTLY NOTIFY LENDER OF ANY LOSS OR DAMAGE TO THE COLLATERAL. LENDER MAY MAKE PROOF OF LOSS IF GRANTOR FAILS TO DO SO WITHIN FIFTEEN (15) DAYS OF THE CASUALTY. ALL PROCEEDS OF ANY INSURANCE ON THE COLLATERAL, INCLUDING ACCRUED PROCEEDS THEREON, SHALL BE HELD BY LENDER AS PART OF THE COLLATERAL. IF LENDER CONSENTS TO REPAIR OR REPLACEMENT OF THE DAMAGED OR DESTROYED COLLATERAL, LENDER SHALL, UPON SATISFACTORY PROOF OF EXPENDITURE, PAY OR REIMBURSE GRANTOR FROM THE PROCEEDS FOR THE REASONABLE COST OF REPAIR OR RESTORATION. IF LENDER DOES NOT CONSENT TO REPAIR OR REPLACEMENT OF THE COLLATERAL, LENDER SHALL RETAIN A SUFFICIENT AMOUNT OF THE PROCEEDS TO PAY ALL OF THE INDEBTEDNESS, AND SHALL PAY THE BALANCE TO GRANTOR. ANY PROCEEDS WHICH HAVE NOT BEEN DISBURSED WITHIN SIX (6) MONTHS AFTER THEIR RECEIPT AND WHICH GRANTOR HAS NOT COMMITTED TO THE REPAIR OR RESTORATION OF THE COLLATERAL SHALL BE USED TO PREPAY THE INDEBTEDNESS.

INSURANCE RESERVES. LENDER MAY REQUIRE GRANTOR TO MAINTAIN WITH LENDER RESERVES FOR PAYMENT OF INSURANCE PREMIUMS, WHICH RESERVES SHALL BE CREATED BY MONTHLY PAYMENTS FROM GRANTOR OF A SUM ESTIMATED BY LENDER TO BE SUFFICIENT TO PRODUCE, AT LEAST FIFTEEN (15) DAYS BEFORE THE PREMIUM DUE DATE AMOUNTS AT LEAST EQUAL TO THE INSURANCE PREMIUMS TO BE PAID. IF FIFTEEN (15) DAYS BEFORE PAYMENT IS DUE, THE RESERVE FUNDS ARE INSUFFICIENT, GRANTOR SHALL UPON DEMAND PAY ANY DEFICIENCY TO LENDER. THE RESERVE FUNDS SHALL BE HELD BY LENDER AS A GENERAL DEPOSIT AND SHALL CONSTITUTE A NON-INTEREST-BEARING ACCOUNT WHICH LENDER MAY SATISFY BY PAYMENT OF THE INSURANCE PREMIUMS REQUIRED TO BE PAID BY GRANTOR AS THEY BECOME DUE. LENDER DOES NOT HOLD THE RESERVE FUNDS IN TRUST FOR GRANTOR, AND LENDER IS NOT THE AGENT OF GRANTOR FOR PAYMENT OF THE INSURANCE PREMIUMS REQUIRED TO BE PAID BY GRANTOR. THE RESPONSIBILITY FOR THE PAYMENT OF PREMIUMS SHALL REMAIN GRANTOR'S SOLE RESPONSIBILITY.

INSURANCE REPORTS. GRANTOR, UPON REQUEST OF LENDER, SHALL FURNISH TO LENDER REPORTS ON EACH EXITING POLICY OF INSURANCE SHOWING SUCH INFORMATION AS LENDER MAY REASONABLY REQUEST INCLUDING THE FOLLOWING: (A) THE NAME OF THE INSURER, (B) THE RISKS INSURED; (C) THE AMOUNT OF THE POLICY; (D) THE PROPERTY INSURED; (E) THE THEN CURRENT VALUE ON THE BASIS OF WHICH INSURANCE HAS BEEN OBTAINED AND THE MANNER OF DETERMINING THAT VALUE; AND (F) THE EXPIRATION DATE OF THE POLICY. IN ADDITION, GRANTOR SHALL UPON REQUEST BY LENDER (HOWEVER NOT MORE OFTEN THAN ANNUALLY) HAVE AN INDEPENDENT APPRAISER SATISFACTORY TO LENDER DETERMINE, AS APPLICABLE, THE CASH VALUE OR REPLACEMENT COST OF THE COLLATERAL.

GRANTOR'S RIGHT TO POSSESSION AND TO COLLECT ACCOUNTS. UNTIL DEFAULT AND EXCEPT AS OTHERWISE PROVIDED BELOW WITH RESPECT TO ACCOUNTS, GRANTOR MAY HAVE POSSESSION OF THE TANGIBLE PERSONAL PROPERTY AND BENEFICIAL USE OF ALL THE COLLATERAL AND MAY USE IT IN ANY LAWFUL MANNER NOT INCONSISTENT WITH THIS AGREEMENT OR THE RELATED DOCUMENTS, PROVIDED THAT GRANTOR'S RIGHT TO POSSESSION AND BENEFICIAL USE

SHALL NOT APPLY TO ANY COLLATERAL WHERE POSSESSION OF THE COLLATERAL BY LENDER IS REQUIRED BY LAW TO PERFECT LENDER'S SECURITY INTEREST IN SUCH COLLATERAL. UNTIL OTHERWISE NOTIFIED BY LENDER, GRANTOR MAY COLLECT ANY OF THE COLLATERAL CONSISTING OF ACCOUNTS. AT ANY TIME AND EVEN THOUGH NO EVENT OF DEFAULT EXISTS LENDER MAY EXERCISE ITS RIGHTS TO COLLECT THE ACCOUNTS AND TO NOTIFY ACCOUNT DEBTORS TO MAKE PAYMENTS DIRECTLY TO LENDER FOR APPLICATION TO THE INDEBTEDNESS. IF LENDER AT ANY TIME HAS POSSESSION OF ANY COLLATERAL, WHETHER BEFORE OR AFTER AN EVENT OF DEFAULT, LENDER SHALL BE DEEMED TO HAVE EXERCISED REASONABLE CARE IN THE CUSTODY AND PRESERVATION OF THE COLLATERAL IF LENDER TAKES SUCH ACTION FOR THAT PURPOSE AS GRANTOR SHALL REQUEST OR AS LENDER, IN LENDER'S SOLE DISCRETION, SHALL DEEM APPROPRIATE UNDER THE CIRCUMSTANCES, BUT FAILURE TO HONOR ANY REQUEST BY GRANTOR SHALL NOT OF ITSELF BE DEEMED TO BE A FAILURE TO EXERCISE REASONABLE CARE. LENDER SHALL NOT BE REQUIRED TO TAKE ANY STEPS NECESSARY TO PRESERVE ANY RIGHTS IN THE COLLATERAL AGAINST PRIOR PARTIES, NOR TO PROTECT, PRESERVE OR MAINTAIN ANY SECURITY INTEREST GIVEN TO SECURE THE INDEBTEDNESS.

EXPENDITURES BY LENDER. IN NOT DISCHARGED OR PAID WHEN DUE, LENDER MAY (BUT SHALL NOT BE OBLIGATED TO) DISCHARGE OR PAY ANY AMOUNTS REQUIRED TO BE DISCHARGED OR PAID BY GRANTOR UNDER THIS AGREEMENT. INCLUDING WITHOUT LIMITATION ALL TAXES, LIENS, SECURITY INTEREST, ENCUMBRANCES AND OTHER CLAIMS, AT ANY TIME LEVIED OR PLACED ON THE COLLATERAL. LENDER ALSO MAY (BUT SHALL NOT BE OBLIGATED
TO) PAY ALL COSTS FOR INSURING MAINTAINING, AND PRESERVING THE COLLATERAL. ALL SUCH EXPENDITURES INCURRED OR PAID BY LENDER FOR SUCH PURPOSES WILL THEN BEAR INTEREST AT THE RATE CHARGED UNDER THE NOTE FROM THE DATE INCURRED OR PAID BY LENDER TO THE DATE OF REPAYMENT BY GRANTOR. ALL SUCH EXPENSES SHALL BECOME A PART OF THE INDEBTEDNESS AND, AT LENDER'S OPTION, WILL (A) BE PAYABLE ON DEMAND,
(B) BE ADDED TO THE BALANCE OF THE NOTE AND BE APPORTIONED AMONG AND BE PAYABLE WITH ANY INSTALLMENT PAYMENTS TO BECOME DUE DURING EITHER (I) THE TERM OF ANY APPLICABLE INSURANCE POLICY OR (II) THE REMAINING TERM OF THE NOTE, OR (C) BE TREATED AS A BALLOON PAYMENT WHICH WILL BE DUE AND PAYABLE AT THE NOTE'S MATURITY. THIS AGREEMENT ALSO WILL SECURE PAYMENT OF THESE AMOUNTS. SUCH RIGHT SHALL BE IN ADDITION TO ALL OTHER RIGHTS AND REMEDIES TO WHICH LENDER MAY BE ENTITLED UPON THE OCCURRENCE OF AN EVENT OF DEFAULT.

EVENTS OF DEFAULT. EACH OF THE FOLLOWING SHALL CONSTITUTE AN EVENT OF DEFAULT UNDER THIS AGREEMENT.

DEFAULT ON INDEBTEDNESS. FAILURE OF GRANTOR TO MAKE ANY PAYMENT WHEN DUE ONT HE INDEBTEDNESS.

OTHER DEFAULTS. FAILURE OF GRANTOR TO COMPLY WITH OR TO PERFORM ANY OTHER TERM, OBLIGATION, COVENANT OR CONDITION CONTAINED IN THIS AGREEMENT OR IN ANY OF THE RELATED DOCUMENTS OR IN ANY OTHER AGREEMENT BETWEEN LENDER AND GRANTOR.

INSOLVENCY. THE DISSOLUTION OR TERMINATION OF GRANTOR'S EXISTENCE AS A GOING BUSINESS, THE INSOLVENCY OF GRANTOR, THE APPOINTMENT OF A RECEIVER FOR ANY PART OF GRANTOR' PROPERTY, ANY ASSIGNMENT FOR THE BENEFIT OF CREDITORS, ANY TYPE OF CREDITOR WORKOUT, OR THE COMMENCEMENT OF ANY PROCEEDING UNDER ANY BANKRUPTCY OR INSOLVENCY LAWS BY OR AGAINST GRANTOR.

CREDITOR OR FORFEITURE PROCEEDINGS. COMMENCEMENT OF FORECLOSURE OR FORFEITURE PROCEEDINGS, WHETHER BY JUDICIAL PROCEEDING, SELF-HELP, REPOSSESSION OR ANY OTHER METHOD, BY ANY CREDITOR OF GRANTOR OR BY ANY GOVERNMENTAL AGENCY AGAINST THE COLLATERAL OR ANY OTHER COLLATERAL SECURING THE INDEBTEDNESS. THIS INCLUDES A

GARNISHMENT OF ANY OF GRANTOR'S DEPOSIT ACCOUNTS WITH LENDER. HOWEVER, THIS EVENT OF DEFAULT SHALL NOT APPLY IF THERE IS A GOOD FAITH DISPUTE BY GRANTOR AS TO THE VALIDITY OR REASONABLENESS OF THE CLAIM WHICH IS THE BASIS OF THE CREDITOR OR FORFEITURE PROCEEDING AND IF GRANTOR GIVE LENDER WRITTEN NOTICE OF THE CREDITOR OR FORFEITURE PROCEEDINGS AND DEPOSITS WITH LENDER MONIES OR A SURETY BOND FOR THE CREDITOR OR FORFEITURE PROCEEDING, IN AN AMOUNT DETERMINED BY LENDER, IN ITS SOLE DISCRETION, AS BEING AN ADEQUATE RESERVE OR BOND FOR THE DISPUTE.

EVENTS AFFECTING GUARANTOR. ANY OF THE PRECEDING EVENTS OCCURS WITH RESPECT TO ANY GUARANTOR OF ANY OF THE INDEBTEDNESS OR SUCH GUARANTOR DIES OR BECOMES INCOMPETENT. LENDER, AT ITS OPTION, MAY, BUT SHALL NOT BE REQUIRED TO, PERMIT THE GUARANTOR'S ESTATE TO ASSUME UNCONDITIONALLY THE OBLIGATIONS ARISING UNDER THE GUARANTY IN A MANNER SATISFACTORY TO LENDER, AND, IN DOING SO, CURE THE EVENT OF DEFAULT.

INSECURITY.  LENDER, IN GOOD FAITH, DEEMS ITSELF INSECURE.

RIGHTS AND REMEDIES ON DEFAULT. IN AN EVENT OF DEFAULT OCCURS UNDER THIS AGREEMENT, AT ANY TIME THEREAFTER, LENDER SHALL HAVE ALL THE RIGHTS OF A SECURED PARTY UNDER THE CALIFORNIA UNIFORM COMMERCIAL CODE. IN ADDITION AND WITHOUT LIMITATION, LENDER MAY EXERCISE ANY ONE OR MORE OF THE FOLLOWING RIGHTS AND
REMEDIES:

         ACCELERATE INDEBTEDNESS. LENDER MAY DECLARE THE ENTIRE INDEBTEDNESS, INCLUDING ANY PREPAYMENT PENALTY WHICH GRANTOR WOULD BE REQUIRED TO PAY, IMMEDIATELY DUE AND PAYABLE, WITHOUT NOTICE.

         ASSEMBLE COLLATERAL. LENDER MAY REQUIRE GRANTOR TO DELIVER TO LENDER ALL OR ANY PORTION OF THE COLLATERAL AND ANY AND ALL CERTIFICATES OF TITLE AND OTHER DOCUMENTS RELATING TO THE COLLATERAL. LENDER MAY REQUIRE GRANTOR TO ASSEMBLE THE COLLATERAL AND MAKE IT AVAILABLE TO LENDER AT A PLACE TO BE DESIGNATED BY LENDER. LENDER ALSO SHALL HAVE FULL POWER TO ENTER UPON THE PROPERTY OF GRANTOR TO TAKE POSSESSION OF AND REMOVE THE COLLATERAL. IF THE COLLATERAL CONTAINS OTHER GOODS NOT COVERED BY THIS AGREEMENT AT THE TIME OF REPOSSESSION, GRANTOR AGREES LENDER MAY TAKE SUCH OTHER GOODS, PROVIDED THE LENDER MAKES REASONABLE EFFORTS TO RETURN THEM TO GRANTOR AFTER REPOSSESSION.

         SELL THE COLLATERAL. LENDER SHALL HAVE FULL POWER TO SELL, LEASE TRANSFER, OR OTHERWISE DEAL WITH THE COLLATERAL OR PROCEEDS THEREOF IN ITS OWN NAME OR THAT OF GRANTOR. LENDER MAY SELL THE COLLATERAL AT PUBLIC AUCTION OR PRIVATE SALE. UNLESS THE COLLATERAL THREATENS TO DECLINE SPEEDILY IN VALUE OR IS OF A TYPE CUSTOMARILY SOLD ON A RECOGNIZED MARKET, LENDER WILL GIVE GRANTOR REASONABLE NOTICE OF THE TIME AFTER WHICH ANY PRIVATE SALE OR ANY OTHER INTENDED DISPOSITION OF THE COLLATERAL IS TO BE MADE. THE REQUIREMENTS OF REASONABLE NOTICE SHALL BE MET IF SUCH NOTICE IS GIVEN AT LEAST TEN (10) DAYS, OR SUCH LESSER TIME AS REQUIRED BY STATE LAW, BEFORE THE TIME OF THE SALE OR DISPOSITION. ALL EXPENSES RELATING TO THE DISPOSITION OF THE COLLATERAL, INCLUDING WITHOUT LIMITATION THE EXPENSES OF RETAKING, HOLDING INSURING, PREPARING FOR SALES AND SELLING THE COLLATERAL, SHALL BECOME A PART OF THE INDEBTEDNESS SECURED BY THIS AGREEMENT AND SHALL BE PAYABLE ON DEMAND, WITH INTEREST AT THE NOTE RATE FROM DATE OF EXPENDITURE UNTIL REPAID.

         APPOINT RECEIVER. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LENDER SHALL HAVE THE FOLLOWING RIGHTS AND REMEDIES REGARDING THE APPOINTMENT OF A RECEIVER: (A) LENDER MAY HAVE A RECEIVER APPOINTED AS A MATTER OR RIGHT, (B) THE RECEIVER MAY BE AN EMPLOYEE OF LENDER AND MAY SERVE WITHOUT BOND, AND (C) ALL FEES OF THE RECEIVER AND HIS OR HER ATTORNEY SHALL BECOME A PART OF THE INDEBTEDNESS SECURED BY THIS AGREEMENT AND SHALL BE PAYABLE ON DEMAND, WITH INTEREST AT THE NOTE RATE FROM DATE OF EXPENDITURE UNTIL REPAID.

         COLLECT REVENUES, APPLY ACCOUNTS. LENDER EITHER ITSELF OR THROUGH A RECEIVER, MAY COLLECT THE PAYMENTS, RENTS, INCOME, AND REVENUES FROM THE COLLATERAL. LENDER MAY AT ANY TIME IN ITS DISCRETION TRANSFER ANY COLLATERAL INTO ITS OWN NAME OR THAT OF ITS NOMINEE AND RECEIVE THE PAYMENTS, RENTS, INCOME, AND REVENUES THEREFROM AND HOLD THE SAME AS SECURITY FOR THE INDEBTEDNESS OR APPLY IT TO PAYMENT OF THE INDEBTEDNESS IN SUCH ORDER OF PREFERENCE AS LENDER MAY DETERMINE. INSOFAR AS THE COLLATERAL CONSISTS OF ACCOUNTS, GENERAL INTANGIBLES, INSURANCE POLICIES, INSTRUMENTS, CHATTEL PAPER, CHOOSES IN ACTION, OR SIMILAR PROPERTY, LENDER MAY DEMAND, COLLECT RECEIPT FOR, SETTLE, COMPROMISE, ADJUST, SUE FOR, FORECLOSE, OR REALIZE ON THE COLLATERAL AS LENDER MAY DETERMINE, WHETHER OR NOT INDEBTEDNESS OR COLLATERAL IS THEN DUE. FOR THESE PURPOSES, LENDER MAY, ON BEHALF OF AND IN THE NAME OF GRANTOR, RECEIVE, OPEN AND DISPOSE OF MAIL ADDRESSED TO GRANTOR, CHANGE ANY ADDRESS TO WHICH MAIL AND PAYMENTS ARE TO BE SENT; AND ENDORSE NOTES, CHECKS, DRAFTS, MONEY ORDERS, DOCUMENTS OF TITLE, INSTRUMENTS AND ITEMS PERTAINING TO PAYMENT, SHIPMENT OR STORAGE OF ANY COLLATERAL. TO FACILITATE COLLECTION, LENDER MAY NOTIFY ACCOUNT DEBTORS AND OBLIGERS ON ANY COLLATERAL TO MAKE PAYMENTS DIRECTLY TO LENDER.

         OBTAIN DEFICIENCY. IF LENDER CHOOSES TO SELL ANY OR ALL OF THE COLLATERAL, LENDER MAY OBTAIN A JUDGMENT AGAINST GRANTOR FOR ANY DEFICIENCY REMAINING ON THE INDEBTEDNESS DUE TO LENDER AFTER APPLICATION OF ALL AMOUNTS RECEIVED FROM THE EXERCISE OF THE RIGHTS PROVIDED IN THIS AGREEMENT. GRANTOR SHALL BE LIABLE FOR A DEFICIENCY EVEN IF THE TRANSACTION DESCRIBED IN THIS SUBSECTION IS A SALE OF ACCOUNTS OR CHATTEL PAPER.

         OTHER RIGHTS AND REMEDIES. LENDER SHALL HAVE THE RIGHTS AND REMEDIES OF A SECURED CREDITOR UNDER THE PROVISIONS OF THE UNIFORM COMMERCIAL CODE, AS MAY BE AMENDED FROM TIME TO TIME. IN ADDITION, LENDER SHALL HAVE AND MAY EXERCISE ANY OR ALL OTHER RIGHTS AND REMEDIES IT MAY HAVE AVAILABLE AT LAW, IN EQUITY, OR OTHERWISE.

         CUMULATIVE REMEDIES. ALL OF LENDER'S RIGHTS AND REMEDIES, WHETHER EVIDENCED BY THIS AGREEMENT OR THE RELATED DOCUMENTS OR BY ANY OTHER WRITING SHALL BE CUMULATIVE AND MAY BE EXERCISED SINGULARLY OR CONCURRENTLY. ELECTION BY LENDER TO PURSUE ANY REMEDY SHALL NOT EXCLUDE PURSUIT OF ANY OTHER REMEDY, AND AN ELECTION TO MAKE EXPENDITURES OR TO TAKE ACTION TO PERFORM AN OBLIGATION OF GRANTOR UNDER THIS AGREEMENT, AFTER GRANTOR'S FAILURE TO PERFORM, SHALL NOT AFFECT LENDER'S RIGHT TO DECLARE A DEFAULT AND TO EXERCISE ITS REMEDIES.

MISCELLANEOUS PROVISIONS. THE FOLLOWING MISCELLANEOUS PROVISIONS ARE A PART OF THIS AGREEMENT:

         AMENDMENTS.  THIS AGREEMENT, TOGETHER WITH ANY RELATED DOCUMENTS,

         CONSTITUTES THE ENTIRE UNDERSTANDING AND AGREEMENT OF THE PARTIES AS TO THE MATTERS SET FORTH IN THIS AGREEMENT. NO ALTERATION OF OR AMENDMENT TO THIS AGREEMENT SHALL BE EFFECTIVE UNLESS GIVEN IN WRITING AND SIGNED BY THE PARTY OR PARTIES SOUGHT TO BE CHARGED OR BOUND BY THE ALTERATION OR AMENDMENT.

         APPLICABLE LAW. THIS AGREEMENT HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER INT HE STATE OF CALIFORNIA. IF THERE IS A LAWSUIT, GRANTOR, AGREES UPON LENDER'S REQUEST TO THE JURISDICTION OF THE COURTS OF ORANGE COUNTY, STATE OF CALIFORNIA. (INITIAL HERE E.A.J.) LENDER AND GRANTOR HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR GRANTOR AGAINST THE OTHER. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

         ATTORNEY'S FEES; EXPENSES. GRANTOR AGREES TO PAY UPON DEMAND ALL OF LENDER'S COSTS AND EXPENSES. INCLUDING ATTORNEY'S FEES AND LENDER'S LEGAL EXPENSES, INCURRED IN CONNECTION WITH THE ENFORCEMENT OF THIS AGREEMENT. LENDER MAY PAY SOMEONE ELSE TO HELP ENFORCE THIS AGREEMENT, AND GRANTOR SHALL PAY THE COSTS AND EXPENSES OF SUCH ENFORCEMENT. COSTS AND EXPENSES INCLUDE LENDER'S ATTORNEY'S FEES AND LEGAL EXPENSES WHETHER OR NOT THERE IS A LAWSUIT, INCLUDING ATTORNEYS' FEES AND LEGAL EXPENSES FOR BANKRUPTCY PROCEEDINGS (AND INCLUDING EFFORTS TO MODIFY OR VACATE ANY AUTOMATIC TAY OR INJUNCTION), APPEALS, AND ANY ANTICIPATED POST-JUDGMENT COLLECTION SERVICES. GRANTOR ALSO SHALL PAY ALL COURT COSTS AND SUCH ADDITIONAL FEES AS MAY BE DIRECTED BY THE COURT.

         CAPTION HEADINGS. CAPTION HEADINGS IN THIS AGREEMENT ARE FOR CONVENIENCE PURPOSES ONLY AND ARE NOT TO BE USED TO INTERPRET OR DEFINE THE PROVISIONS OF THIS AGREEMENT.

         NOTICES. ALL NOTICES REQUIRED TO BE GIVEN UNDER THIS AGREEMENT SHALL BE GIVEN IN WRITING AND SHALL BE EFFECTIVE WHEN ACTUALLY DELIVERED OR WHEN DEPOSITED WITH A NATIONALLY RECOGNIZED OVERNIGHT COURIER OR DEPOSITED IN THE UNITED STATES MAIL FIRST CLASS, POSTAGE PREPAID, ADDRESSED TO THE PARTY TO WHOM THE NOTICE IS TO BE GIVEN AT THE ADDRESS SHOWN ABOVE. ANY PARTY MAY CHANGE ITS ADDRESS FOR NOTICES UNDER THIS AGREEMENT BY GIVING FORMAL WRITTEN NOTICE TO THE OTHER PARTIES, SPECIFYING THAT THE PURPOSE OF THE NOTICE IS TO CHANGE THE PARTY'S ADDRESS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, IF THERE IS MORE THAN ONE GRANTOR, NOTICE TO ANY GRANTOR WILL CONSTITUTE NOTICE TO ALL GRANTORS. FOR NOTICE PURPOSES, GRANTOR AGREES TO KEEP LENDER INFORMED AT ALL TIMES OF GRANTOR'S CURRENT ADDRESS(ES).

         POWER OF ATTORNEY. GRANTOR HEREBY APPOINTS LENDER AS ITS TRUE AND LAWFUL ATTORNEY-IN-FACT, IRREVOCABLY WITH FULL POWER OF SUBSTITUTION TO DO THE FOLLOWING: (A) TO DEMAND, COLLECT, RECEIVE, RECEIPT FOR, SUE AND RECOVER ALL SUMS OF MONEY OR OTHER PROPERTY WHICH MAY NOW OR HEREAFTER BECOME DUE, OWING OR PAYABLE FROM T E COLLATERAL; (B) TO EXECUTE, SIGN AND ENDORSE ANY AND ALL CLAIMS, INSTRUMENTS, RECEIPTS, CHECKS, DRAFTS OR WARRANTS DUE, ISSUED IN PAYMENT FOR THE COLLATERAL; (C) TO SETTLE OR COMPROMISE ANY AND ALL CLAIMS ARISING UNDER THE COLLATERAL AND IN THE PLACE AND SLEAD OF GRANTOR, TO EXECUTE AND DELIVER ITS RELEASE AND SETTLEMENT FOR THE CLAIM; AND (D) TO FILE ANY CLAIM OR CLAIMS OR TO TAKE ANY ACTION OR INSTITUTE OR TAKE PART IN ANY PROCEEDINGS, EITHER IN ITS OWN NAME OR IN THE NAME OF GRANTOR, OR OTHERWISE WHICH IN THE DISCRETION OF LENDER MAY SEEM TO BE

         NECESSARY OR ADVISABLE. THIS POWER IS GIVEN AS SECURITY FORTH INDEBTEDNESS, AND THE AUTHORITY HEREBY CONFERRED IS AND SHALL BE IRREVOCABLE AND SHALL REMAIN IN FULL FORCE AND EFFECT UNTIL RENOUNCED BY LENDER.

         PREFERENCE PAYMENTS. ANY MONIES LENDER PAYS BECAUSE OF AN ASSERTED PREFERENCE CLAIM IN BORROWER'S BANKRUPTCY WILL BECOME A PART OF THE INDEBTEDNESS AND, AT LENDER'S OPTION, SHALL BE PAYABLE BY BORROWER AS PROVIDED ABOVE IN THE "EXPENDITURES BY LENDER" PARAGRAPH.

         SEVERABILITY. IF A COURT OF COMPETENT JURISDICTION FINDS ANY PROVISION OF THIS AGREEMENT TO BE INVALID OR UNENFORCEABLE AS TO ANY PERSON OR CIRCUMSTANCE, SUCH FINDING SHALL NOT RENDER THAT PROVISION INVALID OR UNENFORCEABLE AS TO ANY OTHER PERSONS OR CIRCUMSTANCES. IF FEASIBLE, ANY SUCH OFFENDING PROVISION SHALL BE DEEMED TO BE MODIFIED TO BE WITHIN THE LIMITS OF ENFORCEABILITY OR VALIDITY; HOWEVER, IF THE OFFENDING PROVISION CANNOT BE SO MODIFIED, IT SHALL BE STRICKEN AND ALL OTHER PROVISIONS OF THIS AGREEMENT IN ALL OTHER RESPECTS SHALL REMAIN VALID AND ENFORCEABLE.

         SUCCESSOR INTEREST. SUBJECT TO THE LIMITATIONS SET FORTH ABOVE ON TRANSFER OF THE COLLATERAL, THIS AGREEMENT SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE PARTIES, THEIR SUCCESSORS AND ASSIGNS.

         WAIVER. LENDER SHALL NOT BE DEEMED TO HAVE WIVED ANY RIGHTS UNDER THIS AGREEMENT UNLESS SUCH WAIVER IS GIVEN IN WRITING AND SIGNED BY LENDER. NO DELAY OR OMISSION ON THE PART OF LENDER IN EXERCISING ANY RIGHT SHALL OPERATE AS A WAIVER OF SUCH RIGHT OR ANY OTHER RIGHT. A WAIVER BY LENDER OF A PROVISION OF THIS AGREEMENT SHALL NOT PREJUDICE OR CONSTITUTE A WAIVER OF LENDER'S RIGHT OTHERWISE TO DEMAND STRICT COMPLIANCE WITH THAT PROVISION OR ANY OTHER PROVISION OF THIS AGREEMENT. NO PRIOR WAIVER BY LENDER, NOR ANY COURSE OF DEALING BETWEEN LENDER AND GRANTOR, SHALL CONSTITUTE A WAIVER OF ANY OF LENDER'S RIGHTS OR OF ANY OF GRANTOR'S OBLIGATIONS AS TO ANY FUTURE TRANSACTIONS. WHENEVER THE CONSENT OF LENDER IS REQUIRED UNDER THIS AGREEMENT, THE GRANTING OF SUCH CONSENT BY LENDER IN ANY INSTANCE SHALL NOT CONSTITUTE CONTINUING CONSENT TO SUBSEQUENT INSTANCES WHERE SUCH CONSENT IS REQUIRED AND IN ALL CASES SUCH CONSENT MAY BE GRANTED OR WITHHELD IN THE SOLE DISCRETION OF LENDER.

         WAIVER OF CO-OBLIGATOR'S RIGHTS. IF MORE THAN ONE PERSON IS OBLIGATED OF THE INDEBTEDNESS, BORROWER IRREVOCABLY WAIVES, DISCLAIMS AND RELINQUISHES ALL CLAIMS AGAINST SUCH OTHER PERSON WHICH BORROWER HAS OR WOULD OTHERWISE HAVE BY VIRTUE OF PAYMENT OF THE INDEBTEDNESS OR ANY PART THEREOF, SPECIFICALLY INCLUDING BUT NOT LIMITED TO ALL RIGHTS OF INDEMNITY, CONTRIBUTION OR EXONERATION.

GRANTER ACKNOWLEDGES HAVING READ ALL THE PROVISION OF THIS COMMERCIAL SECURITY AGREEMENT, AND GRANTOR AGREES TO ITS TERMS. THIS AGREEMENT IS DATED MARCH 31, 1995.

GRANTOR;

OPTIMUMCARE CORPORATION, A DELAWARE CORPORATION

BY:
     ----------------------------------------------------------------------
     EDWARD A. JOHNSON, PRESIDENT

                     DISBURSEMENT REQUEST AND AUTHORIZATION

- --------------------------------------------------------------------------------------
PRINCIPAL  LOAN DATE  MATURITY  LOAN NO.  CALL  COLLATERAL  ACCOUNT  OFFICER  INITIALS
$500,000   03/31/95   05/01/96  04000928        9740

- --------------------------------------------------------------------------------------

REFERENCES IN THE SHADED AREA ARE FOR LENDER'S USE ONLY AND DO NOT LIMIT THE APPLICABILITY OF THIS DOCUMENT TO ANY PARTICULAR LOAN OR ITEM.

- --------------------------------------------------------------------------------
BORROWER:OPTIMUMCARE CORPORATION,             LENDER:NATIONAL BANK OF SOUTHERN
A DELAWARE CORPORATION                        CALIFORNIA NEWPORT REGIONAL OFFICE
30011 IVY GLENN DRIVE #219                    4100 NEWPORT PLACE
LAGUNA NIGUEL, CA  92677                      NEWPORT BEACH, CA  92660

LOAN TYPE. THIS IS A VARIABLE RATE (2.000% OVER PRIME RATE AS PUBLISHED IN THE WALL STREET JOURNAL. WHEN A RANGE OF RATES HAS BEEN PUBLISHED, THE LOWER OF THE RATES WILL BE USED, MAKING AN INITIAL RATE OF 11.000%), NON-REVOLVING LINE OF CREDIT LOAN TO A CORPORATION FOR $500,000.00 DUE ON MAY 1, 1996.

PRIMARY PURPOSE OF LOAN.  THE PRIMARY PURPOSE OF THIS LOAN IS FOR (PLEASE
INITIAL):

                 PERSONAL, FAMILY, OR HOUSEHOLD PURPOSES OR PERSONAL INVESTMENT.
      ---    ---

       X     EAJ BUSINESS (INCLUDING REAL ESTATE INVESTMENT).
      ---    ---

SPECIFIC PURPOSE. THE SPECIFIC PURPOSE OF THIS LOAN IS: TO FINANCE LONG TERM WORKING CAPITAL FOR EXPANSION.

DISBURSEMENT INSTRUCTIONS. BORROWER UNDERSTANDS THAT NO LOAN PROCEEDS WILL BE DISBURSED UNTIL ALL OF LENDER'S CONDITIONS FOR MAKING THE LOAN HAVE BEEN SATISFIED. PLEASE DISBURSE THE LOAN PROCEEDS OF $500,000.00 AS FOLLOWS:

         UNDISBURSED FUNDS:                                   $500,000.00
                                                              -----------
         NOTE PRINCIPAL:                                      $500,000.00

CHARGES PAID IN CASH. BORROWER HAS PAID OR WILL PAY IN CASH AS AGREED THE FOLLOWING CHARGES:

         PREPAID FINANCE CHARGES PAID IN CASH:                     $2,500.00
           $2,500.00 LOAN FEES
                                                                   ---------
         TOTAL CHARGES PAID IN CASH:                               $2,500.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED MARCH 31, 1995.

BORROWER:

OPTIMUMCARE CORPORATION, A DELAWARE CORPORATION

BY:  EDWARD A. JOHNSON
     --------------------------------------------------
     EDWARD A. JOHNSON, PRESIDENT

                             BUSINESS LOAN AGREEMENT

PRINCIPAL    LOAN DATE   MATURITY     LOAN NO.   CALL   COLLATERAL   ACCOUNT
$500,000.00  3/31/95     05-01-1996   04000928          9740
- -----------------------------------------------------------------------------
 OFFICER   INITIALS
 112
- --------------------


Borrower:   OPTIMUMCARE CORPORATION,    LENDER:  NATIONAL BANK OF SOUTHERN
            A DELAWARE CORPORATION               CALIFORNIA NEWPORT REGIONAL
            30011 IVY GLENN DRIVE #219           OFFICE
            LAGUNA NIGUEL, CA 92677              4100 NEWPORT PLACE
                                                 NEWPORT BEACH, CA 92660

THIS BUSINESS LOAN AGREEMENT between OPTIMUMCARE CORPORATION, A DELAWARE CORPORATION ("BORROWER") and NATIONAL BANK OF SOUTHERN CALIFORNIA ("LENDER"), is made and executed on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans and other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement. All such loans and financial accommodations, together with all future loans and financial accommodations from Lender to Borrower, are referred to in this Agreement individually as the "Loan" and collectively as the "Loans". Borrower understands and agrees that: (a) In granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in this Agreement; (b)the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgement and discretion; and (c) all such Loans shall be and shall remain subject to the following germs and conditions to this Agreement.

TERM. This Agreement shall be effective as of March 31, 1995, and shall continue thereafter until all Indebtedness of Borrower to Lender has been performed in full and the parties terminate this Agreement in writing.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

         Agreement. The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

         Borrower. The word "Borrower" means OPTIMUMCARE CORPORATION, A DELAWARE CORPORATION. The word "Borrower" also includes as applicable, all subsidiaries and affiliates of Borrower as provided below in the paragraph titled "Subsidiaries and Affiliates".

         CERCLA. The word "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

         Cash Flow. The words "Cash Flow" mean net income after taxes, and exclusive of extraordinary gains and income, plus depreciation and amortization.

         Collateral. The word "Collateral" means and includes without limitation all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the form of a security interest, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract or otherwise.

         Debt. The word "Debt" means all of Borrower's liabilities excluding Subordinated Debt.

         ERISA. The word "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         Event of Default. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "EVENTS OF DEFAULT".

03-31-1995                   BUSINESS LOAN AGREEMENT                     Page 2
Loan No. 04000928                 (Continued)
- --------------------------------------------------------------------------------



         Grantor. The words "Grantor" means and includes without limitation each and all of the persons or entities granting a Security Interest in any Collateral for the indebtedness, including without limitation all borrowers granting such a Security Interest.

         Guarantor. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodations parties in connection with any Indebtedness.

         Indebtedness. The word "Indebtedness" means and includes without limitation all Loans, together with all other obligations, debts and liabilities of Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower, or any one or more of them; whether now or hereafter existing, voluntary or involuntary, due or not due, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others; whether Borrower may be obligated as a guarantor, surety, or otherwise; whether recovery upon such indebtedness may be or hereafter may become barred by any statute of limitations; and whether such Indebtedness may be or hereafter may become otherwise unenforceable.

         Lender. The word "Lender" means NATIONAL BANK OF SOUTHERN CALIFORNIA, its successors and assigns.

         Liquid Assets. The words "Liquid Assets" mean Borrower's cash on hand plus Borrower's receivables.

         Loan. The word "Loan" or Loans" means and includes without limitation any and all commercial loans and financial accommodations from Lender to Borrower, whether now or hereafter existing, and however evidenced, including without limitation those loans an financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

         Note. The word "Note" means and includes without limitation Borrower's promissory note or notes, if any, evidencing Borrower's Loan obligations in favor of Lender as well as any substitute, replacement or refinancing note or notes therefor.

         Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

         Security Agreement. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

         Security Interest. The words "Security Interest" mean and include without limitation any type of collateral security, whether in the form of a lien, charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract or otherwise.

         SARA. The word "SARA" means the Superfund Amendments and
         Reauthorization Act of 1986 as now or hereafter amended.

         Subordinated Debt. The words "Subordinated Debt" means indebtedness and liabilities of Borrower which have been subordinated by written agreement to indebtedness owed by Borrower to Lender in form and substance acceptable to Lender.

         Tangible Net Worth. The words "Tangible Net Worth" mean Borrower's total assets excluding all intangible assets (i.e. goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements) less total Debt.

         Working Capital. The words "Working Capital" mean Borrower's current assets, excluding prepaid expenses, less Borrower's current liabilities.

03-31-1995                    BUSINESS LOAN AGREEMENT                    Page 3
Loan No. 04000928                   (Continued)
- --------------------------------------------------------------------------------




REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender as of the date of this Agreement and as of the date of each disbursement of Loan proceeds:

         Organization. Borrower is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of Delaware. Borrower has the full power and authority to own its properties and to transact the businesses in which it is presently engaged or presently proposes to engage. Borrower also is duly qualified as a foreign corporation and is in good standing in all states in which the failure to so qualify would have a material adverse effect on its businesses or financial condition.

         Authorization. The execution, delivery, and performance of this Agreement and all Related Documents by Borrower, to the extend to be executed, delivered or performed by Borrower, have been duly authorized by all necessary action by Borrower; do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or (b) any law, governmental regulation, court decree, or order applicable to Borrower.

         Financial Information. Each financial statement of Borrower supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

         Legal Effect. This Agreement constitutes, and any instrument or agreement required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Borrower's enforceable against Borrower in accordance with their respective terms.

         Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name for at least the last five (5) years.

         Hazardous Substances. The terms "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release," as used in this Agreement shall have the same meanings as set forth in the "CERCLA", "SARA," the Hazardous Materials Transportation Act, 49 U.S.C.
         Section 1801, et seq., the Resource Conservation and Recovery Act, 49 U.S.C. Section 6901, et seq., Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant ot any of the foregoing. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (a) During the period of Borrower's ownership of the properties, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance on, under, or about any of the properties; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation those laws, regulations and ordinances described above. Borrower authorizes Lender and its agents to enter upon the properties to make such inspections and tests as Lender may deem appropriate to determine compliance of the properties with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the properties for hazardous waste. Borrower hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the even Borrower becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer regulating from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Borrower's ownership or interest in the properties, whether or not the same was or should have been known to Borrower. The provisions of this section of the Agreement, including

03-31-1995                    BUSINESS LOAN AGREEMENT                    Page 4
Loan No. 04000928                   (Continued)
- --------------------------------------------------------------------------------

         the obligation to indemnify, shall survive the payment of the indebtedness and the termination or expiration of this Agreement and shall not be affected by Lenders' acquisition of any interest in any of the properties, whether by foreclosure or otherwise.

         Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims or other events. If any, that have been disclosed to and acknowledged by Lender in writing.

         Taxes. To the best of Borrower's knowledge, all tax returns and reports of Borrower that are or were required to be file, have been files, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

         Lien Priority. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

         Binding Effect. This Agreement, the Note and all Security Agreements directly or indirectly securing repayment of Borrower's Loan and Note are binding upon Borrower as well as upon Borrower's successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

         Commercial Purposes. Borrower intends to use the Loan proceeds solely for business or commercial related purposes.

         Employee Benefit Plans. Each employee benefit plan as to which Borrower may have any liability complies in all material respects with all applicable requirements of law and regulations, and (i) no Reportable Event nor Prohibited Transaction (as defined in ERISA) has occurred with respect to any such plan, (ii) Borrower has not withdrawn from any such plan or initiated steps to do so, and (iii) no steps have been taken to terminate any such plan.

         Location of Borrower's Offices and Records. The chief place of business of Borrower and the office or offices where Borrower keeps its records concerning the Collateral is located at 30011 IVY GLENN DRIVE, #219, LAGUNA NIGUEL, CA 92677.

         Information. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

         Survival of Representation and Warranties. Borrower understands and agrees that Lender is relying upon the above representations and warranties in extending Loan Advances to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as Borrower's Loan and Note shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

         Litigation. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, and (b) all litigation and claims and all threatened litigation and claims affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

03-31-1995                    BUSINESS LOAN AGREEMENT                    Page 5
Loan No. 04000928                   (Continued)
- --------------------------------------------------------------------------------

         Financial Records. Maintain its books and records in accordance with generally accepted accounting principles, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

         Additional Information. Furnish such additional information and statements, lists of assets and liabilities, aging of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may request from time to time.

         Financial Covenants and Ratios. Comply with the following covenants and ratios:

                  Tangible Net Worth. Maintain a minimum Tangible Net Worth of not less than $1,375,000.00.
                  Net Worth Ratio. Maintain a ratio of Total Liabilities to Tangible Net Worth of less than 1.50 to 1.00.

         For the purposes of this Agreement and to the extent the following terms are utilized in this Agreement, the term "Tangible Net Worth" shall mean Borrower's total asset excluding all intangible assets (i.e. goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements) less total Debt. The term "Debt" shall mean all of Borrower's liabilities excluding Subordinated Debt. The term "Subordinated Debt" shall mean indebtedness and liabilities of Borrower which have been subordinated by written agreement to indebtedness owed by Borrower to Lender in form and substance acceptable to Lender. The term "Working Capital" shall mean Borrower's current assets, excluding prepaid expenses, less Borrower's current liabilities. The term "Liquid Assets" shall mean Borrower's cash on hand plus Borrower's receivables. The term "Cash Flow" shall mean net income after taxes, and exclusive of extraordinary gains and income, plus depreciation and amortization. Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with generally accepted accounting principles, applied on a consistent basis and certified by Borrower as being true and correct.

         Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages, and with insurance companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverage will not be cancelled or diminished without at least ten (10) day's prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in factor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. IN connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such loss payable or other endorsements as Lender may require.

         Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing Insurance policy showing such information as Lender may reasonable request, including without limitation the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy;Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

         Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any Security Agreement to create a valid and perfected Security Interest) at any time and for any reason.

         Insolvency. The dissolution or termination Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

03-31-1995                    BUSINESS LOAN AGREEMENT                    Page 6
Loan No. 04000928                   (Continued)
- --------------------------------------------------------------------------------


         Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, any creditor of any Grantor against any collateral securing the Indebtedness, or by any governmental agency. This incudes a garnishment, attachment, or levy on or of any of Borrower's deposit accounts with lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower or Grantor, as the case may be, as to the validity or reasonableness of the claim, which is the basis of the creditor or forfeiture proceeding, and if Borrower or Grantor gives Lender written notice of the creditor or forfeiture proceeding and furnishes reserves or a surety bond for the creditor or forfeiture proceeding satisfactory to Lender.

         Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or such Guarantor dies or becomes incompetent or any Guarantor revokes any guaranty of the indebtedness. Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure the Event of Default.

         Change in Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

         Right to Cure. If any default, other than a Default on Indebtedness, is curable and if Borrower or Grantor, as the case may be, has not been given a notice of a similar default within the preceding twelve (12) months, it may be cured (and no Event of Default will have occurred) if Borrower or Grantor, as the case may be, after receiving written notice from Lender demanding cure of such default; (a) cures the default within five (5) days; or (b) if the cure requires more than five (5) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make Loan Advances or disbursements), and, at Lender's option, all Loans Immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

         Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

         Applicable Law. This Agreement has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of ORANGE County, the State of California. (Initial Here
         EAJ). Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

         Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

03-31-1995                    BUSINESS LOAN AGREEMENT                    Page 7
Loan No. 04000928                   (Continued)
- --------------------------------------------------------------------------------


         Consent to Loan Participation. Borrower agrees and consents to Lender's sale or transfer, whether now, or later, of one or more participation interests in the Loans to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy it may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loans and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loans irrespective of the failure or insolvency of any holder of any interest in the Loans. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

         Costs and Expenses. Borrower agrees to pay upon demand all of Lender's out-of-pocket expenses, including without limitation attorneys' fees incurred in connection with the preparation, execution, enforcement and collection of this Agreement or in connection with the Loans made pursuant to this Agreement. Lender may pay someone else to help collect the Loans and to enforce this Agreement, and Borrower will pay that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorney's fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgement collection services. Borrower also will pay any court costs, in addition to all other sums provided by law.

         Notices. All notices required to be given under this Agreement shall be given in writing and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extend permitted by applicable law, if there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower's current address(es).

         Severability. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be strictest and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

         Subsidiaries and Affiliates of Borrower. To the extend the context of any provisions of this Agreement make it appropriate, including without limitation any representation, warranty or covenant,k the word "Borrower" as used herein shall include all subsidiaries and affiliates of Borrower. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodations to any subsidiary or affiliate of Borrower.

         Successors and Assigns. All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

         Survival. All warranties, representations, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making o the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

03-31-1995                    BUSINESS LOAN AGREEMENT                    Page 8
Loan No. 04000928                   (Continued)
- --------------------------------------------------------------------------------


         Time is of the Essence. Time is of the essence in the performance of this Agreement.

         Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any Lender's rights or of any obligations of Borrower of any Grantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of Lender.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISION OF THIS BUSINESS LOAN AGREEMENT, AND BORROWER AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AS OF MARCH 31, 1995.

BORROWER:

OPTIMUMCARE CORPORATION, A DELAWARE CORPORATION

BY:      EDWARD A. JOHNSON
         ---------------------------
         EDWARD A. JOHNSON, PRESIDENT

LENDER:

NATIONAL BANK OF SOUTHERN CALIFORNIA

BY:
         ---------------------------
         AUTHORIZED OFFICER

- ------------------------------------------------

                                 PROMISSORY NOTE

- ---------------------------------------------------

PRINCIPAL|LOAN    |DATE    |MATURITY|LOAN NO.|CALL   |COLLATERAL|ACCOUNT|OFFICER|INITIALS|
$500,000 |03/31/95|05/01/96|04000928|9740    |       |          |       |       |        |

- ---------------------------------------------------
REFERENCES IN THE SHADED AREA ARE FOR LENDER'S USE ONLY AND DO NOT LIMIT THE APPLICABILITY OF THIS DOCUMENT TO ANY PARTICULAR LOAN OR ITEM.

- ---------------------------------------------------
BORROWER:OPTIMUMCARE CORPORATION,             LENDER:NATIONAL BANK OF SOUTHERN
A DELAWARE CORPORATION                        CALIFORNIA NEWPORT REGIONAL OFFICE
30011 IVY GLENN DRIVE #219           4100 NEWPORT PLACE
LAGUNA NIGUEL, CA  92677             NEWPORT BEACH, CA  92660


PRINCIPAL AMOUNT:$500,000.00  INITIAL RATE:11.000%  DATE OF NOTE:MARCH 31, 1995

PROMISE TO PAY. OPTIMUMCARE CORPORATION, A DELAWARE CORPORATION ("BORROWER") PROMISES TO PAY TO NATIONAL BANK OF SOUTHER CALIFORNIA ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF FIVE HUNDRED THOUSAND & 00/100 DOLLARS ($500,000.00) OR SO MUCH AS MAY BE OUTSTANDING TOGETHER WITH INTEREST ON THE UNPAID OUTSTANDING PRINCIPAL BALANCE OF EACH ADVANCE. INTEREST SHALL BE CALCULATED FROM THE DATE OF EACH ADVANCE UNTIL REPAYMENT OF EACH ADVANCE.

PAYMENT. BORROWER WILL PAY THIS LOAN ON DEMAND, OR IF NO DEMAND IS MADE, IN ONE PAYMENT OF ALL OUTSTANDING PRINCIPAL PLUS ALL ACCRUED UNPAID INTEREST ON MAY 1, 1996. IN ADDITION, BORROWER WILL PAY REGULAR MONTHLY PAYMENTS OF ACCRUED UNPAID INTEREST BEGINNING MAY 1, 1995, AND ALL SUBSEQUENT INTEREST PAYMENTS ARE DUE ONT HE SAME DAY OF EACH MONTH AFTER THAT. INTEREST ON THIS NOTE IS COMPUTED ON A 365/365 SIMPLE INTEREST BASIS; THAT IS, BY APPLYING THE RATIO OF THE ANNUAL INTEREST RATE OVER THE NUMBER OF DAYS IN A YEAR, MULTIPLIED BY THE OUTSTANDING PRINCIPAL BALANCE, MULTIPLIED BY THE ACTUAL NUMBER OF DAYS THE PRINCIPAL BALANCE IS OUTSTANDING. BORROWER WILL PAY LENDER AT LENDER'S ADDRESS SHOWN ABOVE OR AT SUCH OTHER PLACE AS LENDER MAY DESIGNATE IN WRITING. UNLESS OTHERWISE AGREED OR REQUIRED BY APPLICABLE LAW, PAYMENTS WILL BE APPLIED FIRST TO ANY UNPAID COLLECTION COSTS AND ANY LATE CHARGES, THEN TO ANY UNPAID INTEREST, AND ANY REMAINING AMOUNT TO PRINCIPAL.

VARIABLE INTEREST RATE. THE INTEREST RATE ON THIS NOTE IS SUBJECT TO CHANGE FROM TIME TO TIME BASED ON CHANGES IN AN INDEPENDENT INDEX WHICH IS THE PRIME RATE AS PUBLISHED IN THE WALL STREET JOURNAL. WHEN A RANGE OF RATES HAS BEEN PUBLISHED, THE LOWER OF THE RATES WILL BE USED (THE "INDEX"). THE INDEX IS NOT NECESSARILY THE LOWEST RATE CHARGED BY LENDER ON ITS LOANS. IF THE INDEX BECOMES UNAVAILABLE DURING THE TERM OF THIS LOAN, LENDER MAY DESIGNATE A SUBSTITUTE INDEX AFTER NOTICE TO BORROWER. LENDER WILL TELL BORROWER THE CURRENT INDEX RATE UPON BORROWER'S REQUEST. BORROWER UNDERSTANDS THAT LENDER MAY MAKE LOANS BASED ON OTHER RATES AS WELL. THE INTEREST RATE CHANGE WILL NOT OCCUR MORE OFTEN THAT EACH DAY. THE INDEX CURRENTLY IS 9.000% PER ANNUM. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE AT A RATE OF 2.000 PERCENTAGE POINT OVER THE INDEX, RESULTING IN AN INITIAL RATE OF 11.000% PER ANNUM. NOTICE: UNDER NO CIRCUMSTANCES WILL THE INTEREST RATE ON THIS NOTE BE MORE THAN THE MAXIMUM RATE ALLOWED BY APPLICABLE LAW.

PREPAYMENT: MINIMUM INTEREST CHARGE. BORROWER AGREES THAT ALL LOAN FEES AND OTHER PREPAID FINANCE CHARGES ARE EARNED FULLY AS OF THE DATE OF THE LOAN AND WILL NOT BE SUBJECT TO REFUND UPON EARLY PAYMENT (WHETHER VOLUNTARY OR AS A RESULT OF DEFAULT), EXCEPT AS OTHERWISE REQUIRED BY LAW. IN ANY EVENT, EVEN UPON FULL PREPAYMENT OF THIS NOTE, BORROWER UNDERSTANDS THAT LENDER IS ENTITLED TO A MINIMUM INTEREST CHARGE OF $100.00. OTHER THAN BORROWER'S OBLIGATION TO PAY ANY MINIMUM INTEREST CHARGE, BORROWER MAY PAY WITHOUT PENALTY ALL OR A PORTION OF THE AMOUNT OWED EARLIER THAN IT IS DUE. EARLY PAYMENTS WILL NOT, UNLESS AGREED TO BY LENDER IN WRITING, RELIEVE BORROWER OF BORROWER'S OBLIGATION TO CONTINUE TO MAKE PAYMENTS OF ACCRUED UNPAID INTEREST. RATHER, THEY WILL

REDUCE THE PRINCIPAL BALANCE DUE.

LATE CHARGE. IF A PAYMENT IS 10 DAYS OR MORE LATE, BORROWER WILL BE CHARGED 5.000% OF THE REGULARLY SCHEDULED PAYMENT OR $10.00, WHICHEVER IS GREATER.

DEFAULT. BORROWER WILL BE IN DEFAULT IF ANY OF THE FOLLOWING HAPPENS: (A) BORROWER FAILS TO MAKE ANY PAYMENT WHEN DUE, (B) BORROWER BREAKS ANY PROMISE BORROWER HAS MADE TO LENDER, OR BORROWER FAILS TO PERFORM PROMPTLY AT THE TIME AND STRICTLY IN THE MANNER PROVIDED IN THIS NOTE OR ANY AGREEMENT RELATED TO THIS NOTE, OR IN ANY OTHER AGREEMENT OR LOAN BORROWER HAS WITH LENDER, (C) BORROWER DEFAULTS UNDER ANY LOAN, EXTENSION OF CREDIT, SECURITY AGREEMENT, PURCHASE OR SALES AGREEMENT, OR ANY OTHER AGREEMENT IN FAVOR OF ANY OTHER CREDITOR OR PERSON THAT MAY MATERIALLY AFFECT ANY OF BORROWER'S PROPERTY OR BORROWER'S ABILITY TO REPAY THIS NOTE OR PERFORM BORROWER'S OBLIGATIONS UNDER THIS NOTE OR ANY OF THE RELATED DOCUMENTS, (D) ANY REPRESENTATION OR STATEMENT MADE OR FURNISHED TO LENDER BY BORROWER OR ON BORROWER'S BEHALF IS FALSE OR MISLEADING IN ANY MATERIAL RESPECT, (E) BORROWER BECOMES INSOLVENT, A RECEIVER IS APPOINTED FOR ANY PART OF BORROWER'S PROPERTY, BORROWER MAKES AN ASSIGNMENT FOR THE BENEFIT OF CREDITORS, OR ANY PROCEEDING IS COMMENCED EITHER BY BORROWER OR AGAINST BORROWER UNDER ANY BANKRUPTCY INSOLVENCY LAWS, (F) ANY CREDITOR TRIES TO TAKE ANY OF BORROWER'S PROPERTY ON OR IN WHICH LENDER HAS A LIEN OR SECURITY INTEREST. THIS INCLUDES A GARNISHMENT OF ANY OF BORROWER'S ACCOUNTS WITH LENDER,
(G) ANY OF THE EVENTS DESCRIBED IN THIS DEFAULT SECTION OCCURS WITH RESPECT TO ANY GUARANTOR OF THIS NOTE.

IF ANY DEFAULT, OTHER THAN A DEFAULT IN PAYMENT, IS CURABLE AND IF BORROWER HAS NOT BEEN GIVEN A NOTICE OF A BREACH OF THE SAME PROVISION OF THIS NOTE WITHIN THE PRECEDING TWELVE (12) MONTHS, IT MAY BE CURED (AND NO EVENT OF DEFAULT WILL HAVE OCCURRED) IF BORROWER, AFTER RECEIVING WRITTEN NOTICE FROM LENDER DEMANDING CURE OF SUCH DEFAULT: (A) CURES THE DEFAULT WITHIN FIVE (5) DAYS; OR (B) IF THE CURE REQUIRES MORE THAN FIVE (5) DAYS, IMMEDIATELY INITIATES STEPS WHICH LENDER DEEMS IN LENDER'S SOLE DISCRETION TO BE SUFFICIENT TO CURE THE DEFAULT AND THEREAFTER CONTINUES AND COMPLETES ALL REASONABLE AND NECESSARY STEPS SUFFICIENT TO PRODUCE COMPLIANCE AS SOON AS REASONABLY PRACTICAL.

LENDER'S RIGHTS. UPON DEFAULT, LENDER MAY DECLARE THE ENTIRE UNPAID PRINCIPAL BALANCE ON THIS NOTE AND ALL ACCRUED UNPAID INTEREST IMMEDIATELY DUE, WITHOUT NOTICE AND THEN BORROWER WILL PAY THAT AMOUNT. UPON BORROWER'S FAILURE TO PAY ALL AMOUNTS DECLARED DUE PURSUANT TO THIS SECTION, INCLUDING FAILURE TO PAY UPON FINAL MATURITY, LENDER, AT ITS OPTION, MAY ALSO, IF PERMITTED UNDER APPLICABLE LAW, DO ONE OR BOTH OF THE FOLLOWING: (A) INCREASE THE VARIABLE INTEREST RATE ON THIS NOTE TO 7.000 PERCENTAGE POINT OVER THE INDEX, AND (B) ADD ANY UNPAID ACCRUED INTEREST TO PRINCIPAL AND SUCH SUM WILL BEAR INTEREST THEREFROM UNTIL PAID AT THE RATE PROVIDED IN THIS NOTE (INCLUDING ANY INCREASED RATE). LENDER MAY HIRE OR PAY SOMEONE ELSE TO HELP COLLECT THIS NOTE IF BORROWER DOES NOT PAY. BORROWER ALSO WILL PAY LENDER THAT AMOUNT. THIS INCLUDES, SUBJECT TO ANY LIMITS UNDER APPLICABLE LAW, LENDER'S ATTORNEY'S FEES AND LENDER'S LEGAL EXPENSES WHETHER OR NOT THERE IS A LAWSUIT, INCLUDING ATTORNEY'S FEES AND LEGAL EXPENSES FOR BANKRUPTCY PROCEEDINGS (INCLUDING EFFORTS TO MODIFY OR VACATE ANY AUTOMATIC STAY OR INJUNCTION), APPEALS, AND ANY ANTICIPATED POST-JUDGMENT COLLECTION SERVICES. BORROWER ALSO WILL PAY ANY COURT COSTS IN ADDITION TO ALL OTHER SUMS PROVIDED BY LAW. THIS NOTE HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF CALIFORNIA. IF THERE IS A LAWSUIT BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF ORANGE COUNTY, THE STATE OF CALIFORNIA, (INITIAL HERE E.A.J.) LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

DEPOSIT ACCOUNTS. BORROWER GRANTS TO LENDER A CONTRACTUAL POSSESSORY SECURITY INTEREST IN, AND HEREBY ASSIGNS, CONVEYS, DELIVERS, PLEDGES, AND TRANSFERS TO LENDER ALL BORROWER'S RIGHT, TITLE AND INTEREST IN AND TO, BORROWER'S ACCOUNTS WITH LENDER (WHETHER CHECKING, SAVINGS, OR SOME OTHER ACCOUNT), INCLUDING WITHOUT LIMITATION ALL ACCOUNTS HELD JOINTLY WITH SOMEONE ELSE AND ALL ACCOUNTS BORROWER MAY OPEN IN THE FUTURE, EXCLUDING HOWEVER ALL IRA, KEOGH, AND TRUST ACCOUNTS.

LINE OF CREDIT. THIS NOTE EVIDENCES A STRAIGHT LINE OF CREDIT. ONCE THE TOTAL AMOUNT OF PRINCIPAL HAS BEEN ADVANCED, BORROWER IS NOT ENTITLED TO FURTHER LOAN ADVANCES. ADVANCES UNDER THIS NOTE MAY BE REQUESTED ORALLY BY BORROWER OR BY AN AUTHORIZED PERSON. LENDER MAY, BUT NEED NOT, REQUIRE THAT ALL ORAL REQUESTS BE CONFIRMED IN WRITING. ALL COMMUNICATIONS, INSTRUCTIONS, OR DIRECTIONS BY TELEPHONE OR OTHERWISE TO LENDER ARE TO BE DIRECTED TO LENDER'S OFFICE SHOWN ABOVE. THE FOLLOWING PARTY OR PARTIES ARE AUTHORIZED TO REQUEST ADVANCES UNDER THE LINE OF CREDIT UNTIL LENDER RECEIVES FROM BORROWER AT LENDER'S ADDRESS SHOWN ABOVE WRITTEN NOTICE OF REVOCATION OF THEIR AUTHORITY: EDWARD A. JOHNSON, PRESIDENT. BORROWER AGREES TO BE LIABLE FOR ALL SUMS EITHER: (A) ADVANCED IN ACCORDANCE WITH THE INSTRUCTIONS OF AN AUTHORIZED PERSON OR (B) CREDITED TO ANY OF BORROWER'S ACCOUNTS WITH LENDER. THE UNPAID PRINCIPAL BALANCE OWING ON THIS NOTE AT ANY TIME MAY BE EVIDENCED BY ENDORSEMENTS ON THIS NOTE OR BY LENDER'S INTERNAL RECORDS. INCLUDING DAILY COMPUTER PRINTOUTS. LENDER WILL HAVE NO OBLIGATION TO ADVANCE FUNDS UNDER THIS NOTE IF: (A) BORROWER OR ANY GUARANTOR IS IN DEFAULT UNDER THE TERMS OF THIS NOTE OR ANY AGREEMENT THAT BORROWER OR ANY GUARANTOR HAS WITH LENDER, INCLUDING ANY AGREEMENT MADE IN CONNECTION WITH THE SIGNING OF THIS NOTE; (B) BORROWER OR ANY GUARANTOR CEASES DOING BUSINESS OR IS INSOLVENT; (C) ANY GUARANTOR SEEKS CLAIMS OR OTHERWISE ATTEMPTS TO LIMIT, MODIFY OR REVOKE SUCH GUARANTOR'S GUARANTEE OF THIS NOTE OR ANY OTHER LOAN WITH LENDER,; OR (D) BORROWER HAS APPLIED FUNDS PROVIDED PURSUANT TO THIS NOTE FOR PURPOSES OTHER THAN THOSE AUTHORIZED BY LENDER.

GENERAL PROVISIONS. THIS NOTE IS PAYABLE ON DEMAND. THE INCLUSION OF SPECIFIC DEFAULT PROVISIONS OR RIGHTS OF LENDER SHALL NOT PRECLUDE LENDER'S RIGHT TO DECLARE PAYMENT OF THIS NOTE ON ITS DEMAND. LENDER MAY DELAY OR FORGO ENFORCING ANY OF ITS RIGHTS OR REMEDIES UNDER THIS NOTE WITHOUT LOSING THEM. BORROWER AND ANY OTHER PERSON WHO SIGNS, GUARANTEES OR ENDORSES THIS NOTE, TO THE EXTENT ALLOWED BY LAW, WAIVE ANY APPLICABLE STATUTE OF LIMITATIONS, PRESENTMENT, DEMAND FOR PAYMENT, PROTEST AND NOTICE OF DISHONOR. UPON ANY CHANGE IN THE TERMS OF THIS NOTE, AND UNLESS OTHERWISE EXPRESSLY STATED IN WRITING, NO PARTY WHO SIGNS THIS NOTE, WHETHER AS MAKER, GUARANTOR, ACCOMMODATION MAKER OR ENDORSER, SHALL BE RELEASED FROM LIABILITY. ALL SUCH PARTIES AGREE THAT LENDER MAY RENEW OR EXTEND (REPEATEDLY AND FOR ANY LENGTH OF TIME) THIS LOAN, OR RELEASE ANY PARTY OR GUARANTOR OR COLLATERAL; OR IMPAIR, FAIL TO REALIZE UPON OR PERFECT LENDER'S SECURITY INTEREST IN THE COLLATERAL; AND TAKE ANY OTHER ACTION DEEMED NECESSARY BY LENDER WITHOUT THE CONSENT OF OR NOTICE TO ANYONE. ALL SUCH PARTIES ALSO AGREE THAT LENDER MAY MODIFY THIS LOAN WITHOUT THE CONSENT OF OR NOTICE TO ANYONE OTHER THAN THE PARTY WITH WHOM THE MODIFICATION IS MADE.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPTS OF A COMPLETED COPY OF THE NOTE.

BORROWER:

OPTIMUMCARE CORPORATION, A DELAWARE CORPORATION

BY:      EDWARD A. JOHNSON
         ---------------------------
         EDWARD A. JOHNSON, PRESIDENT

                               STATE OF CALIFORNIA
           UNIFORM COMMERCIAL CODE - FINANCING STATEMENT - FORM UCC-1

This financing Statement is presented for filing and will remain effective, with certain exceptions, for five years from the date of filing, pursuant to Section 9403 of the California Uniform Commercial Code
- ----------------------------------------------------
1. DEBTOR                                 1A. SOCIAL SECURITY OR FEDERAL TAX NO.
OPTIMUMCARE CORPORATION                  33-0218003
- ----------------------------------------------------
1B. MAILING ADDRESS   1C. CITY,STATE           1D. ZIP CODE
30011 IVY GLENN DRIVE #219  LAGUNA NIGUEL, CA     92677
- ----------------------------------------------------
2. ADDITIONAL DEBTOR                2A. SOCIAL SECURITY OR FEDERAL TAX NO.
- ----------------------------------------------------
3. DEBTOR'S TRADE NAMES OR STYLES                       3A. FEDERAL TAX NO.
- ----------------------------------------------------
4. SECURED PARTY                                        4A. FEDERAL TAX. NO.
NATIONAL BANK OF SOUTHERN CALIFORNIA                                 95-3748495
NEWPORT REGIONAL OFFICE
4100 NEWPORT PLACE
NEWPORT BEACH, CA  92660
- ----------------------------------------------------
5. ASSIGNEE OF SECURED PARTY                            5A. FEDERAL TAX NO.
- ----------------------------------------------------
6. THIS FINANCING STATEMENT COVERS THE FOLLOWING TYPE OF PROPERTY: ALL INVENTORY, CHATTEL PAPER, ACCOUNTS, CONTRACT RIGHTS, EQUIPMENT, GENERAL INTANGIBLES AND FIXTURES; WHETHER ANY OF THE FOREGOING IS OWNED NOW OR ACQUIRED LATER; ALL ACCESSIONS, ADDITIONS, REPLACEMENTS, AND SUBSTITUTIONS RELATING TO ANY OF THE FOREGOING; ALL RECORDS OF ANY KIND RELATING TO ANY OF THE FOREGOING; ALL PROCEEDS RELATING TO ANY OF THE FOREGOING (INCLUDING INSURANCE, GENERAL INTANGIBLES AND OTHER ACCOUNTS PROCEEDS).
- ----------------------------------------------------
7A. X PRODUCTS OF COLLATERAL ARE ALSO COVERED
- ----------------------------------------------------
7B. DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE WITH
INSTRUCTION 5(A) ITEM:    (1)     (2)    (3)    (4)
- ----------------------------------------------------
8. DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC
SECTION 9105 (1) (n)
- ----------------------------------------------------
9.                DATE:03/31/1995 |C| 10. THIS SPACE FOR USE OF
EDWARD A. JOHNSON                               |O| FILING OFFICER (DATE, TIME,
SIGNATURE OF DEBTOR(S)                          |D| FILE NUMBER AND FILING

                                  |E| OFFICER)
- ----------------------------------------------------
EDWARD A. JOHNSON, PRESIDENT      |1|
                                  |2|
- ----------------------------------------------------
                                                         |3|

SIGNATURE(S) OF SECURED PARTY(IES)|4|
                                  |5|
- ----------------------------------------------------
NATIONAL BANK OF SOUTHERN CALIF.  |6|
                                  |7|
- ----------------------------------------------------
11. RETURN COPY TO:
NATIONAL BANK OF SOUTHERN CALIF.  |8|
4100 NEWPORT PLACE                              |9|

NEWPORT BEACH, CA  92660                        |0|

                                  | |
(1) FILING OFFICER COPY FORM      | |
                                  | |

                                STATE OF DELAWARE

           UNIFORM COMMERCIAL CODE - FINANCING STATEMENT - FORM UCC-1

THIS FINANCING STATEMENT IS                   IF TO BE FILED WITH RECORDER
PRESENTED TO A FILING                         OF DEEDS INDICATE TAX PARCEL
OFFICER FOR FILING PURSUANT                   NO.(S).
TO THE UNIFORM COMMERCIAL CODE.               NO. OF ADDITIONAL SHEETS
                                                     PRESENTED               .
- -----------------------------------------------------------
           PARTIES               |              PARTIES
DEBTOR (OR ASSIGNOR) LAST NAME   | SECURED PARTY(IES) (LAST NAME
FIRST IF INDIVIDUAL) AND MAILING | FIRST IF INDIVIDUAL) AND
ADDRESS: OPTIMUMCARE CORPORATION | ADDRESS: NATIONAL BANK OF
A DELAWARE CORPORATION, 30011                  | SOUTHERN CALIFORNIA, 4100
IVY GLENN DRIVE #219, LAGUNA                   | NEWPORT PLACE, NEWPORT BEACH,
NIGUEL, CA  92677                              | CA  92660
- -----------------------------------------------------------
                                 |
DEBTOR (OR ASSIGNOR) (LAST NAME  | ASSIGNEE (IF ANY) OF SECURED
FIRST IF INDIVIDUAL) AND MAILING | PARTY(IES) AND ADDRESS OF
ADDRESS:                                                | ASSIGNEE:

                                                        |
- -----------------------------------------------------------
THIS STATEMENT IS FILED WITHOUT | SPECIAL TYPES OF PARTIES (CHECK THE DEBTOR'S SIGNATURE TO | X IN APPLICABLE BOX(ES) PERFECT A SECURITY INTEREST IN | THE TERMS "DEBTOR" AND COLLATERAL (CHECK X IN APPLICABLE| "SECURED PARTY" MEAN "LESSEE" BOX(ES) | AND "LESSOR", RESPECTIVELY.

   ALREADY SUBJECT TO A SECURITY |    THE TERMS "DEBTOR" AND
INTEREST IN ANOTHER JURISDICTION | "SECURED PARTY" MEAN "COSIGNEE
WHEN IT WAS BROUGHT INTO THIS                  | AND "COSIGNOR", RESPECTIVELY.
STATE.                                         |    DEBTOR IS A TRANSMITTING
   ALREADY SUBJECT TO A SECURITY | UTILITY.
INTEREST IN ANOTHER JURISDICTION |    DEBTOR ACTING IN REPRESEN-
WHEN THE DEBTOR'S LOCATION       | TATIVE CAPACITY (E.G., AS
CHANGED TO THIS STATE.                 | TRUSTEE).
   WHICH IS PROCEEDS OF THE                    |
ORIGINAL COLLATERAL DESCRIBED    | FILED WITH:  DEPARTMENT OF
BELOW IN WHICH A SECURITY        | OF STATE OF DELAWARE
INTEREST IS PERFECTED.                         |
   ACQUIRED AFTER A CHANGED OF   |PREPARED BY (NAME AND ADDRESS):
NAME, IDENTITY OF CORPORATE                    |
STRUCTURE OF DEBTOR.                           |
   AS TO WHICH THE FILING HAS    |
LAPSED.                                                 |
                                 |
- -------------------------------
BY:                              |
SIGNATURE OF SECURED PARTY(IES)  |
- -------------------------------
                                 |
TITLE                                          |   CHECK TO REQUEST CONTINUATION
(REQUIRED ONLY IF ITEM IS CHECKED|STATEMENT NOTICE FOR ADDITIONAL

                                 |FEE.
- -------------------------------
THIS FINANCING STATEMENT COVERS THE FOLLOWING TYPES (OR ITEMS) OF PROPERTY:
CHECK ONLY IF APPLICABLE.  X PRODUCTS OF COLLATERAL ARE ALSO COVERED.

ALL INVENTORY, CHATTEL PAPER, ACCOUNTS, CONTRACT RIGHTS, EQUIPMENT, GENERAL INTANGIBLES AND FIXTURES; WHETHER ANY OF THE FOREGOING IS OWNED NOW OR ACQUIRED LATER; ALL ACCESSIONS, ADDITIONS, REPLACEMENTS, AND SUBSTITUTIONS RELATING TO ANY OF THE FOREGOING; ALL RECORDS OF ANY KIND RELATING TO ANY OF THE FOREGOING; ALL PROCEEDS RELATING TO ANY OF THE FOREGOING (INCLUDING INSURANCE, GENERAL INTANGIBLES AND OTHER ACCOUNT PROCEEDS).

- -------------------------------
IF THE COLLATERAL IS CROPS, THE CROPS ARE GROWING OR TO BE GROWN ON THE FOLLOWING DESCRIBED REAL ESTATE:

- -------------------------------
IF THE COLLATERAL IS (A) GOODS THAT ARE OR ARE TO BECOME FIXTURES; (B|) TIMBER TO BE CUT; OR (C) MINERALS OR THE LIKE (INCLUDING OIL AND GAS) OR ACCOUNTS RESULTING FROM THE SALE THEREOF AT THE WELLHEAD OR MINEHEAD, THE DESCRIPTION OF THE REAL ESTATE CONCERNED IS: (CHECK X IN APPLICABLE BOX(ES)

 X  FIXTURES         TIMBER        MINERALS OR ACCOUNTS RESULTING FROM
- ---               ---          ---       SALE THEREOF AT WELLHEAD OR MINEHEAD

AND THIS FINANCING STATEMENT IS TO BE FILED IN THE REAL ESTATE RECORDS WHERE A MORTGAGE ON SUCH REAL ESTATE WOULD BE RECORDED. IF THE DEBTOR DOES NOT HAVE AN INTEREST OF RECORD, THE NAME OF A RECORD OWNER IS:

- -------------------------------
                                                 | THIS SPACE FOR USE OF FILING

                          | OFFICER (DATE, TIME, NUMBER, FILING
                                                 | OFFICER)

BY: EDWARD A. JOHNSON,                      |
PRESIDENT                                            |
- -------------------------------
                              |
SIGNATURE OF DEBTOR (OR                     |
ASSIGNOR) TITLE                             |
- -------------------------------
                              |
BY: EDWARD A. JOHNSON,                      |
PRESIDENT                                            |
- -------------------------------
                              |
SIGNATURE OF DEBTOR (OR                     |
ASSIGNOR) TITLE                             |

                                                     |

                       ADDENDUM TO BUSINESS LOAN AGREEMENT

This Addendum to Business Loan Agreement amends and replaces in their entirety the sections on page 3 entitled "NEGATIVE COVENANTS" and "ADDITIONAL PROVISIONS".

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

         INDEBTEDNESS AND LIENS. (a) Create, incur or assume any Indebtedness other than (i) trade payable incurred in the normal course of business,
         (ii) indebtedness to Lender contemplated by this Agreement, (iii) indebtedness in connection with capital leases in excess of an aggregate of $40,000 in any calendar year, and (iv) contractual obligation to suppliers and customers in the ordinary course of business; (b) sell, transfer, assign, pledge, lease or grant a security interest or encumber any of Borrower's assets except for purchase money security interest, if any, granted in the ordinary course of business; or (c) sell with recourse any of Borrower's accounts, except to Lender.

         CONTINUITY OF OPERATIONS. (a) Engage in any business activities substantially different than those in which Borrower is presently engaged; (b) cease operations, liquidate, merge or consolidate with any other entity, dissolve or transfer or sell Collateral out of the ordinary course of business; (c) make any other material change in its capital structure or operations which would adversely affect the repayment of the Indebtedness.

         LOANS, ACQUISITIONS AND GUARANTIES. (a) Loan, invest in or advance money or assets in one or more transactions which in the aggregate exceed $100,000 in any calendar year; (b) purchase, create or acquire any interest in any other enterprise or entity which transaction involves a cost in excess of $100,000; or (c) incur any obligation as surety or guarantor other than in the ordinary course of business.

ADDITIONAL PROVISIONS.

1. Lender agrees that on May 1, 1996, the then principal balance of the Loan shall be converted to a one year term loan with an initial due date of May 1, 1997; ("Term Loan"), payable at the same rate as the Loan, but with a repayment schedule amortized over a full five (5) year term with all unpaid principal and accrued interest due on May 1, 1997; provided, however, the Term Loan may be renewed at the Lender's sole discretion for an additional term of one year until May 1, 1998.

2. Within 90 days after fiscal year end, Borrower shall supply Lender with audited financial statements and Borrower's Form 10-K and within 45 days after each fiscal quarter Borrower shall supply Lender with Borrower's Form 10-Q for such quarter (which will include the quarterly financial statement).

3. Borrower shall maintain its principal depository relationship with Lender.

4. Borrower shall maintain a ratio of net worth to Indebtedness at the end of each fiscal year of at least 1.5 to 1.

5. Borrower shall not incur capital expenditures in any fiscal year in an amount in excess of $50,000 over Borrower's annual depreciation and amortization expense for such fiscal year.

6. Borrower shall maintain at all times a maximum indebtedness to eligible receivables margin of 75% to be calculated on a quarterly basis. Eligible receivables do not include over 90 day accounts, current affected accounts (25%), concentration (25%), foreign, government or contra accounts; provided, however, the following accounts are excluded from the concentration limitation: St. Francis Hospital, Humana Hospital and Ornda Hospital.

7. In the event Borrower obtains additional equity financing, whether through a public or private offering or venture capital financing and such funding exceeds, in one or more transactions, an aggregate of at least $2 million, Lender may request that the loan be repaid in full unless Borrower shall satisfy Lender that the disposition of such funding will not adversely impact the repayment of the Loan.

Borrower:                                           Lender:

OPTIMUMCARE CORPORATION                             NATIONAL BANK OF SOUTHERN

                                   CALIFORNIA

BY:EDWARD A. JOHNSON                             BY:
   ---------------------------                       --------------------
   EDWARD A. JOHNSON, PRESIDENT